As filed with the U.S. Securities and Exchange Commission on September 7, 2021

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08352

LKCM Funds

(Exact name of registrant as specified in charter)

c/o Luther King Capital Management Corporation

301 Commerce Street, Suite 1600

Fort Worth, TX 76102

(Address of principal executive offices) (Zip code)

K&L Gates LLP

1601 K Street, NW

Washington, DC 20006

(Name and address of agent for service)

1-800-688-LKCM and  1-800-423-6369

Registrant’s telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period: June 30, 2021

Item 1. Reports to Stockholders.

LKCM

FUNDS

LKCM Small Cap Equity Fund

LKCM Small-Mid Cap Equity Fund

LKCM Equity Fund

LKCM Balanced Fund

LKCM Fixed Income Fund

LKCM International Equity Fund

Semi-Annual Report

June 30, 2021

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the LKCM Funds’ shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the LKCM Funds (if you hold your Fund shares directly with the LKCM Funds) or from your financial intermediary, such as a broker-dealer or bank (if you hold your Fund shares through a financial intermediary). Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you hold your Fund shares directly with the LKCM Funds, you may elect to receive shareholder reports and other communications electronically from the LKCM Funds by calling 1-800-688-LKCM or, if you hold your Fund shares through a financial intermediary, by contacting your financial intermediary.

You may elect to receive all future reports on paper free of charge. If you hold your Fund shares directly with the LKCM Funds, you can inform the LKCM Funds that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-688-LKCM or, if you hold your Fund shares through a financial intermediary, contacting your financial intermediary. Your election to receive reports in paper will apply to all of the LKCM Funds you hold directly with LKCM Funds or all of the funds you hold through your financial intermediary, as applicable.

Dear Fellow Shareholders:

We report the following performance information for the LKCM Funds for indicated periods ended June 30, 2021:

Funds	Inception Date	NAV @ 6/30/21	Net Expense Ratio*, **	Gross Expense Ratio**	Six Month Total Return Ended 6/30/21	One Year Total Return Ended 6/30/21	Five Year Average Annualized Return Ended 6/30/21	Ten Year Average Annualized Return Ended 6/30/21	Avg. Annual Total Return Since Incept.
LKCM Small Cap Equity Fund	07/14/1994	$25.60	1.00%	1.07%	17.59%	67.06%	18.48%	11.16%	11.53%
Russell 2000(R) Index(1)					17.54%	62.03%	16.47%	12.34%	10.14%
LKCM Small-Mid Cap Equity Fund	05/02/2011	$12.62	1.00%	1.98%	13.18%	49.53%	17.93%	10.64%	10.30%
Russell 2500(R) Index(2)					16.97%	57.79%	16.35%	12.86%	12.25%
LKCM Equity Fund	01/03/1996	$38.46	0.81%	0.99%	13.99%	39.91%	17.84%	13.59%	9.82%
S&P 500(R) Index(3)					15.25%	40.79%	17.65%	14.84%	9.94%
LKCM Balanced Fund	12/30/1997	$28.89	0.80%	0.99%	8.33%	26.24%	12.15%	10.28%	7.43%
S&P 500(R) Index(3)					15.25%	40.79%	17.65%	14.84%	8.56%
Bloomberg Barclays U.S. Intermediate
Government/Credit Bond Index(4)					-0.90%	0.19%	2.63%	2.76%	4.42%
LKCM Fixed Income Fund	12/30/1997	$11.03	0.50%	0.79%	-0.76%	0.40%	2.39%	2.50%	4.13%
Bloomberg Barclays U.S. Intermediate
Government/Credit Bond Index(4)					-0.90%	0.19%	2.63%	2.76%	4.42%
LKCM International Equity Fund	05/01/2019	$14.17	1.01%	1.89%	13.91%	41.12%	N/A	N/A	17.61%
MSCI/EAFE(R) Index(5)					9.17%	32.92%	N/A	N/A	11.94%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance of the Funds may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-688-LKCM. The Funds impose a 1.00% redemption fee on shares held less than 30 days. If reflected, the fee would reduce performance shown.

*

Luther King Capital Management Corporation, the Funds’ investment adviser, has contractually agreed to waive all or a portion of its management fee and/or reimburse expenses of each Fund to maintain the expense ratios designated in the Funds’ prospectus through May 1, 2022. This expense limitation excludes interest, taxes, brokerage commissions, indirect fees and expenses related to investments in other investment companies, including money market funds, and extraordinary expenses. Investment performance, which is based on the net expense ratio, reflects fee waivers, if any, in effect during the relevant period. In the absence of such waivers, total return would be reduced. Investment performance is based upon the net expense ratio. LKCM waived management fees and/or reimbursed expenses for each Fund during the six months ended June 30, 2021.

**	Expense ratios above are as reported in the Funds’ current prospectus dated May 1, 2021. Expense ratios reported for other periods in the financial highlights of this report may differ.
(1)	The Russell 2000® Index is an unmanaged index which measures the performance of the 2,000 smallest companies in the Russell 3000® Index.
(2)	The Russell 2500® Index is an unmanaged index which measures the performance of the 2,500 smallest companies in the Russell 3000® Index.
(3)

The S&P 500® Index is an unmanaged capitalization-weighted index of 500 selected stocks that is generally considered representative of the performance of large capitalization companies in the U.S. stock market.

(4)

The Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index is an unmanaged market value weighted index measuring both the principal price changes of, and income provided by, the underlying universe of securities that comprise the index. Securities included in the index must meet the following criteria: fixed as opposed to variable rate; remaining maturity of one to ten years; minimum outstanding par value of $250 million; rated investment grade or higher by Moody’s Investors Service or equivalent; must be dollar denominated and non-convertible; and must be publicly issued.

(5)

The Morgan Stanley Capital International Europe, Australia, Far East Index (“MSCI/EAFE® Index”) is an unmanaged index composed of large-cap and mid-cap securities across 21 European and Pacific Basin countries. The MSCI/EAFE® Index is a recognized international index and is weighted by market capitalization.

Note: The indices defined above are not available for direct investment and the index performance therefore does not include fees, expenses or taxes.

1H2021 Review

The current economic cycle has been turbocharged through a unique combination of market behaviors. First, policymakers reacted strongly to threats posed by the pandemic to households and businesses. These actions resulted in an increase of approximately 27% in the money supply since March of 2020, and the U.S. government engaged in significant deficit spending. Similarly, businesses curtailed operations, not to combat a normal economic downturn, but instead to survive an existential threat presented by the pandemic. These decisions contributed to the largest ever quarterly decline in Gross Domestic Product (GDP), a rapid increase in joblessness, and extensive liquidation of inventory. Finally, households hoarded savings, establishing a new record level of savings to income, much of which currently remains in the form of personal savings. In the current economic cycle, GDP has recovered to its prior peak after only a year. In contrast, it took three-and-a-half years for economic output to recover following the Global Financial Crisis, which ended in 2009.

We believe the rapid pace of economic growth is accentuating supply and demand imbalances created by the recession, and the situation is compounded by the logistical and production challenges of smoothly restarting the global supply chain. This dynamic has given rise to labor shortages and rising inflation in 2021. More than half of the increase in the Consumer Price Index (CPI) in April and May 2021 resulted from higher vehicle prices, in tandem with a rebound in pandemic-affected prices for flying and hotel accommodations. Input costs such as those for lumber, steel, and microchips have all recently peaked following a multifold increase. In terms of labor, aside from a few lower-wage sectors such as retail and hospitality, overall wage growth remains constrained. On the surface, these data points thus far appear to remain consistent with Federal Reserve Bank Chairman Jerome Powell’s message that inflation will likely be “transitory.” However, we believe the degree to which inflationary pressures broaden and become persistent will likely have a significant impact on how investors view the likely path of monetary policy and corollary implications for the stock market.

With the economic recovery in full motion, we believe that investors face a much different set of questions this year versus last year. For example, how long will it take the economy to return to full employment, and what happens to inflation in the interim and beyond? In our view, there is a great deal of uncertainty and debate surrounding these two questions, as they are central to shaping the path of monetary policy, which remains extremely accommodative even as the economy begins to heat up. We believe that the analysis is unusually complex for three reasons. First, economic data are very volatile as year-over-year comparisons produce extreme outputs for series such as GDP and CPI. Second, extraordinary fiscal and monetary policy, such as supplemental unemployment benefits and large-scale asset purchases by the Federal Reserve, continues to support the economy. Third, both the demand side (how fast will consumer spending recover?) and the supply side (how much labor market slack is there and how quickly will it dissipate?) have been impacted, making the forecasting of a new equilibrium challenging. As a result, we believe economic activity and data are likely to remain volatile and challenging for investors to digest.

Higher costs are returning as companies grapple with supply chain shortages and surging demand as the economy continues to reopen. Inflation also continues to rise compared to last year, based on the latest CPI readings. However, we believe a mix of temporary shortages, supply chain disruptions, and rebounds in transportation prices have driven the spike in CPI readings. In our view, elevated inflation readings are likely to persist until markets resolve supply chain constraints and other post-pandemic disruptions. Therefore, we think there may be sustained higher inflation readings over the following several months and possibly into the year-end. We believe it is important not to be overly dismissive of headline inflation. Market imbalances often emerge first in faster-moving prices such as gasoline, auto prices, hotel prices, and apparel, but can eventually creep into more moderate increases in a broader basket of slower-moving prices.

Beyond short-term price volatility in goods that are subject to dramatic swings in supply and demand, we continue to closely monitor the labor market for signs of wage pressure. We believe the employment dynamic exiting the pandemic-induced recession is very different from what followed the 2007—2009 recession. At the conclusion of the previous recession, labor was plentiful relative to demand, which contributed to relatively minimal inflation pressures. Abundant labor last cycle was also partly responsible for a decade of low productivity growth. In our view, there is a greater risk today that wage growth could rise at a faster pace than last cycle if current signs of labor market tightness prove more dogged than anticipated.

Regarding the labor market, there were approximately 4.3% fewer people employed at the end of the second quarter of 2021 than in January of 2021, which to us implies that meaningful slack resides in the labor market. However, company survey data, such as the National Federation of Independent Business (NFIB) small business survey, suggests a different story. The most recent survey indicated that approximately 48% of firms reported difficulty filling vacant positions in May 2021, the highest level in the 46-year history of the survey. The reopening-driven recovery in labor demand has tightened the labor market at a time when labor supply is still constrained by supplemental unemployment benefits and the lingering effects of social distancing. There were 9.5 million unemployed workers as of the end of June 2021. Therefore, the ratio of unemployed workers to job openings has fallen to a level usually associated with tight labor markets. This is particularly true in lower-wage services that face greater competition from unemployment benefits. We believe that we are unlikely to get a clear view of the health of the labor market until this fall when supplemental unemployment benefits expire, and schools across the country open for in-person learning.

While we believe investors are rightly focused on inflation and the health of the labor market, there is another key aspect of the business cycle which we believe deserves attention—business investment, which is emerging as a powerful source of economic growth that will likely help sustain the economic recovery. Although business investment accounts for only approximately 18% of GDP, it carries important implications, because rising business investment helps fuel economic output. These types of expenditures are important because they can lift worker productivity, or output per hour. While productivity was very sluggish during the prior economic expansion, capital goods orders are now beginning to show signs of growth. Business investment is also important because it drives job creation and can mitigate wage pressures.

2H2021 Outlook

Supply and demand imbalances have led to a spike in inflation readings; however, we believe much of the underlying cause is directly linked to unique circumstances such as auto and travel prices, which we believe will moderate as the year-end approaches. Turning to the labor market, while the pace of hiring has quickened, we believe there is also a rational speed limit to which the matching of workers with employers can naturally occur. In our view, pronounced labor market churn is due in part to the need for workers to change jobs to reach the marginal bid for new workers, which is around $15 per hour and may include a signing bonus. Excess savings and the ongoing unemployment trends in many states give workers more bargaining power, while also allowing the unemployed to be more selective in finding the right match. However, we believe these constraints should ease in the second half of 2021 as supplemental benefits expire and schools open for in-person learning. We currently anticipate that the economy will lurch forward in 2021 in conjunction with strong corporate earnings. We believe that accompanying inflation readings are anticipated to moderate by the end of the year.

We believe there are two prominent risks to our current outlook. The first is a pandemic resurgence sparked by the spread of more powerful virus variants against which existing vaccines are substantially less effective. In our view, such a development would likely negatively impact global economies more substantially than the domestic economy due to differences in vaccination levels and health care infrastructure. Under this potential scenario, global supply and demand imbalances would persist, rather than correcting. The second key risk is that strong inflation readings in a narrow set of goods and services bleed over into a broader basket of goods and services. If the seemingly tight labor market constricts further and wage growth is not offset by productivity improvements, we believe further cost pressures could build in the economy. As a result, the Federal Reserve Bank could conclude it is behind the curve and move quickly to tighten monetary policy to dampen inflation. We believe such an action could startle capital markets. Neither of these more visible risks should be overlooked, but our current view anticipates economic momentum to carry over into next year and monetary policy to tighten very slowly, both of which continue to create an economic backdrop that is supportive of equity values.

LKCM Equity Fund

The LKCM Equity Fund returned 13.99% for the six months ended June 30, 2021, as compared to the 15.25% return for the S&P 500® Index, the Fund’s benchmark. The Fund’s relative performance benefited from stock selection decisions, particularly in the Industrials, Information Technology and Communication Services sectors, which was partially offset by stock selection decisions in the Materials sector. The Fund’s underweight position in the Financials and Communication Services sectors detracted from the Fund’s relative performance, which was partially offset by the Fund’s overweight position in the Industrials sector. We remain committed to our investment strategy for the Fund that focuses on investments in companies that we believe are high quality and have solid balance sheets and cash flows, particularly with the potential for rising interest rates.

LKCM Balanced Fund

The LKCM Balanced Fund returned 8.33% for the six months ended June 30, 2021, as compared to the 15.25% return for the S&P 500® Index and the -0.90% return for the Bloomberg Barclays Intermediate Government/Credit Bond Index. The Fund’s equity portfolio benefited from strong stock selection in the Healthcare and Financials sectors relative to the benchmark and by maintaining a lack of exposure to the underperforming Utilities sector. Stock selection in the Information Technology and Industrials sectors detracted from the Fund’s relative performance during the period. The Fund’s fixed income portfolio generated slightly negative returns during the period as interest rates lifted off the lows from earlier in the year. The Fund’s fixed income portfolio remains focused on investments in high quality corporate bonds with intermediate maturities. We believe that Fund remains well-positioned for the anticipated economic and capital market environment.

LKCM Fixed Income Fund

The LKCM Fixed Income Fund returned -0.76% on a total return basis during the six months ended June 30, 2021, as compared to the -0.90% return of the Fund’s benchmark, the Bloomberg Barclays Intermediate Government/Credit Bond Index. During the period, Treasury yields rose sharply, and the yield curve steepened, as measured by the yield differential between the 3-month T-bill and the 10-year Treasury. This steepening of the curve was largely the result of the continuing economic recovery that officially transitioned into expansion in the first quarter as GDP surpassed its previous peak in the fourth quarter of 2019 and the reopening of the economy broadened to encompass those sectors that were more negatively impacted by the pandemic-induced shutdown. Within this backdrop both monetary and fiscal policy remained extraordinarily accommodative to support the recovery and achieve sustainable economic growth. However, while GDP has recovered, payroll employment and labor force participation remain well off their pre-pandemic levels. In addition, inflation has increased substantially due to base effects relative to deflation last spring, and supply-chain bottlenecks as a result of the reopening of the economy. The Federal Reserve views this increase in inflation as “transitory” and continues to deploy accommodative policies to focus on the maximum sustainable employment part of their dual mandate. In this environment where fixed income securities were negatively impacted by rising interest rates, shorter-duration securities outperformed their longer-duration counterparts and lower-quality issues outperformed higher-quality issues as credit spreads tightened. The Fund’s shorter duration of 2.9 years relative to the 4.2-year duration of the benchmark as well as the Fund’s overweight in corporate bonds were additive to the Fund’s relative performance in this volatile environment. Most of the Fund remains focused in the short-to-intermediate sector in an effort to reduce interest rate risk and in investment-grade corporate bonds with strong underlying fundamentals in an effort to mitigate credit risk and achieve a sustainable cash flow stream.

LKCM International Equity Fund

The LKCM International Equity Fund returned 13.91% for the six months ended June 30, 2021, as compared to the 9.17% return for the MSCI EAFE® Index, the Fund’s benchmark. The Fund benefited from an underweight position in the Utilities sector relative to the benchmark, although the Fund’s underweight positions in the Financials and Materials sectors detracted slightly from the Fund’s relative performance. The Fund’s overweight positions in the Industrials and Energy sectors also contributed to the Fund’s relative performance, while the Fund’s overweight position in the Information Technology sector detracted slightly from the Fund’s relative performance. The

Fund also benefited from stock selection decisions in the Industrials, Financials and Information Technology sectors relative to the benchmark, which were partially offset by stock selection decisions in the Consumer Staples and Communication Services sectors.

We believe that the Fund is well-positioned to generate attractive returns for Fund shareholders by investing in competitively advantaged companies that we believe generate returns in excess of their cost of capital and have good opportunities for earnings growth. We continue to maintain an elevated weighting in the Financials sector, though still an underweight allocation relative to the benchmark, and an overweight position in the Industrials sector relative to the benchmark in an effort to be positioned for the continued cyclical rebound. The Fund has benefited from the rotation towards more cyclical names during the fourth quarter of 2020 and the first quarter of 2021. Though there was a retracement during June, we still believe that strong economic activity will persist, in the absence of further restrictions due to new, vaccine-resistant COVID strains. We believe fiscal and monetary support will provide ample stimulus to push economic output past pre-COVID levels. However, we remain wary of the potential for inflationary pressures in the United States short-circuiting a global rebound.

LKCM Small Cap Equity Fund

The LKCM Small Cap Equity Fund returned 17.59% for the six months ended June 30, 2021, as compared to the 17.54% return for the Russell 2000® Index, the Fund’s benchmark. Stock selection decisions in the Healthcare, Industrials and Consumer Discretionary sectors benefited the Fund’s relative performance, which were partially offset by stock selection decisions in the Information Technology, Communication Services and Financials sectors. The Fund’s relative performance benefited from an overweight position in the Communication Services sector, which was partially offset by an overweight position in the Information Technology sector. The Fund benefited from our investment strategy that focuses on companies that we believe are high quality, and we believe our investment strategy has the Fund well-positioned for the remainder of 2021.

LKCM Small-Mid Cap Equity Fund

The LKCM Small-Mid Cap Equity Fund returned 13.18% for the six months ended June 30, 2021, as compared to the 16.97% return for the Russell 2500® Index, the Fund’s benchmark. Stock selection decisions in the Consumer Discretionary, Information Technology and Financials sectors detracted from the Fund’s relative performance, which was partially offset by strong stock selection in the Healthcare sector. The Fund’s overweight position in the Healthcare sector detracted from the Fund’s relative performance, which was partially offset by the Fund’s overweight position in the Energy sector. The Fund benefited from our investment strategy that focuses on companies that we believe are high quality, and we believe our investment strategy has the Fund well-positioned for the remainder of 2021.

J. Luther King, Jr., CFA, CIC

July 12, 2021

The information provided herein represents the opinion of J. Luther King, Jr., CFA, CIC and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

Please refer to the Schedule of Investments found on pages 9-23 of the report for more information on Fund holdings. Fund holdings and sector allocations are subject to change and are not recommendations to buy or sell any securities.

Mutual fund investing involves risk. Principal loss is possible. Past performance is not a guarantee of future results. Investments in equity securities are subject to market risks and significant fluctuations in value. Small and medium capitalization funds typically carry additional risks, since smaller companies generally have a higher risk of failure, and, historically, their stocks have experienced a greater degree of market volatility than stocks on average. Investments in debt securities typically decrease in value when interest rates rise. This risk is greater for longer-term debt securities. Investments in mortgage backed securities include additional risks that investors should be aware of such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. These risks are discussed in the Funds’ summary and statutory prospectuses.

Earnings growth is not a measure of future performance.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of a Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-688-LKCM. Returns would have been lower if LKCM had not waived a portion of its management fee and/or reimbursed certain expenses of a Fund. Please see Note B to the Notes to the Financial Statements for specific information regarding management fee waiver and/or expense reimbursement arrangements for a Fund.

Duration is a measure of the sensitivity of the price of a bond or other debt instrument to a change in interest rates. Securities with a longer duration generally have more volatile prices than securities of comparable quality with a shorter duration.

Spread is the percentage point difference between yields of various classes of bonds compared to treasury bonds.

Yield curve is a line that plots yields (interest rates) of bonds having equal credit quality but differing maturity dates. The slope of the yield curve gives an idea of future interest rate changes and economic activity.

Bond ratings are grades given to bonds that indicate their credit quality as determined by a private independent rating service such as S&P Global. The firm evaluates a bond issuer’s financial strength, or its ability to pay a bond’s principal and interest in a timely fashion. Ratings are expressed as letters ranging from ‘AAA’, which is the highest grade, to ‘D’, which is the lowest grade. In limited situations when the rating agency has not issued a formal rating, the rating agency will classify the security as nonrated.

Cash flow is the net amount of cash and cash-equivalents being transferred into and out of a business.

Investors should consider the investment objective, risks and charges and expenses of a Fund carefully before investing. Each Fund’s summary prospectus and the prospectus contain this and other information about the Fund. Investors can obtain a summary prospectus and the prospectus by calling 1-800-688-LKCM. The summary prospectus and the prospectus should be read carefully before investing in a Fund.

Quasar Distributors, LLC, distributor.

LKCM Funds Expense Example — June 30, 2021 (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (01/01/2021-6/30/2021).

ACTUAL EXPENSES

The third and fourth columns of the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the fourth column under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Although the Funds charge no sales load, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC (doing business as U.S. Bank Global Fund Services), the Funds’ transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Funds’ transfer agent. You will be charged a redemption fee equal to 1.00% of the net amount of the redemption if you redeem your shares of the LKCM Small Cap Equity, Small-Mid Cap Equity, Equity, Balanced, Fixed Income, and International Equity Funds within 30 days of purchase, unless otherwise determined by the Funds in their discretion. To the extent the Funds invest in shares of other investment companies as part of their investment strategies, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the expenses of the Funds. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example below. The example below includes management fees, registration fees and other expenses. However, the example below does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles.

HYPOTHETICAL EXAMPLES FOR COMPARISON PURPOSES

The fifth and sixth columns of the table below provide information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the fifth and sixth columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactions costs were included, your costs would have been higher.

	Fund’s Annualized Expense Ratio(1)	Beginning Account Value 01/01/2021	Actual		Hypothetical (5% return before expenses)
			Ending Account Value 06/30/2021	Expenses Paid During Period(1)	Ending Account Value 06/30/2021	Expenses Paid During Period(1)
LKCM Small Cap Equity Fund	1.00%	$1,000.00	$1,175.90	$5.40	$1,019.84	$5.01
LKCM Small-Mid Cap Equity Fund	1.00%	$1,000.00	$1,131.80	$5.29	$1,019.84	$5.01
LKCM Equity Fund	0.80%	$1,000.00	$1,139.90	$4.24	$1,020.83	$4.01
LKCM Balanced Fund	0.80%	$1,000.00	$1,083.30	$4.13	$1,020.83	$4.01
LKCM Fixed Income Fund	0.50%	$1,000.00	$992.40	$2.47	$1,022.32	$2.51
LKCM International Equity Fund	1.00%	$1,000.00	$1,139.10	$5.30	$1,019.84	$5.01

(1)	Expenses are equal to the annualized net expense ratio for the Fund, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

ALLOCATION OF PORTFOLIO HOLDINGS — LKCM Funds — June 30, 2021 (Unaudited)

Percentages represent market value as a percentage of total investments.

LKCM Small Cap Equity Fund

LKCM Equity Fund

LKCM Fixed Income Fund

LKCM Small-Mid Cap Equity Fund

LKCM Balanced Fund

LKCM International Equity Fund

LKCM SMALL CAP EQUITY FUND
SCHEDULE OF INVESTMENTS
June 30, 2021 (Unaudited)

COMMON STOCKS - 98.4%	Shares	Value
Aerospace & Defense - 2.5%
Hexcel Corp. (a)	35,325	$2,204,280
Mercury Systems, Inc. (a)	21,605	1,431,979
Triumph Group, Inc. (a)	111,098	2,305,284

		5,941,543

Auto Components - 1.1%
Fox Factory Holding Corp. (a)	16,290	2,535,701

Banks - 6.4%
BancorpSouth Bank	89,529	2,536,357
Comerica, Inc.	31,215	2,226,878
Cullen/Frost Bankers, Inc.	21,375	2,394,000
Glacier Bancorp, Inc.	43,655	2,404,517
Pinnacle Financial Partners, Inc.	35,705	3,152,394
Seacoast Banking Corp. of Florida	72,945	2,491,072

		15,205,218

Beverages - 1.3%
Celsius Holdings, Inc. (a)	40,451	3,077,917

Biotechnology - 4.7%
CareDx, Inc. (a)	32,945	3,015,126
Castle Biosciences, Inc. (a)	34,275	2,513,386
DermTech, Inc. (a)	31,535	1,310,910
Iovance Biotherapeutics, Inc. (a)	93,550	2,434,171
Neogen Corp. (a)	40,790	1,877,972

		11,151,565

Building Products - 2.9%
Builders FirstSource, Inc. (a)	51,015	2,176,300
CSW Industrials, Inc.	24,550	2,908,193
PGT Innovations, Inc. (a)	77,046	1,789,779

		6,874,272

Chemicals - 2.0%
Ferroglobe Representation & Warranty Insurance Trust (a)(c)	302,970	—
PQ Group Holdings, Inc.	163,335	2,508,825
Quaker Chemical Corp.	9,340	2,215,355

		4,724,180

Commercial Services & Supplies - 0.7%
Deluxe Corp.	34,495	1,647,826

Construction & Engineering - 0.9%
NV5 Global, Inc. (a)	23,342	2,206,053

Construction Materials - 1.4%
Eagle Materials, Inc.	24,020	3,413,482

Electronic Equipment & Instruments - 0.9%
Novanta, Inc. (a)(b)	16,290	2,195,240

Food Products - 1.5%
Freshpet, Inc. (a)	22,240	3,624,230

Health Care Equipment & Supplies - 6.6%
Alphatec Holdings, Inc. (a)	127,135	1,947,708
Cerus Corp. (a)	100,000	591,000
NeoGenomics, Inc. (a)	53,710	2,426,081

COMMON STOCKS	Shares	Value
Health Care Equipment & Supplies - 6.6%, Continued
SmileDirectClub, Inc. (a)	195,545	$1,697,331
STAAR Surgical Co. (a)	34,765	5,301,662
TransMedics Group, Inc. (a)	57,090	1,894,246
ViewRay, Inc. (a)	306,205	2,020,953

		15,878,981

Health Care Providers & Services - 6.8%
HealthEquity, Inc. (a)	24,350	1,959,688
Medpace Holdings, Inc. (a)	23,765	4,197,612
Omnicell, Inc. (a)	18,320	2,774,564
Progyny, Inc. (a)	53,370	3,148,830
R1 RCM, Inc. (a)	106,100	2,359,664
U.S. Physical Therapy, Inc.	16,015	1,855,658

		16,296,016

Health Care Technology - 1.2%
Inovalon Holdings, Inc. - Class A (a)	84,190	2,869,195

Hotels, Restaurants & Leisure - 6.4%
Bally’s Corp. (a)	42,795	2,315,637
Everi Holdings, Inc. (a)	197,622	4,928,693
Playa Hotels & Resorts NV (a)(b)	269,190	2,000,082
Red Rock Resorts, Inc. - Class A (a)	95,550	4,060,875
Wingstop, Inc.	12,855	2,026,334

		15,331,621

Household Durables - 1.5%
GoPro, Inc. - Class A (a)	167,375	1,949,919
Sonos, Inc. (a)	49,570	1,746,351

		3,696,270

Insurance - 2.6%
Argo Group International Holdings, Ltd. (b)	54,285	2,813,592
Goosehead Insurance, Inc. - Class A	10,595	1,348,743
Palomar Holdings, Inc. (a)	27,300	2,060,058

		6,222,393

Internet & Catalog Retail - 1.8%
Magnite, Inc. (a)	129,000	4,365,360

IT Consulting & Services - 2.8%
LiveRamp Holdings, Inc. (a)	38,026	1,781,518
Perficient Inc. (a)	46,145	3,710,981
Repay Holdings Corp. (a)	49,010	1,178,200

		6,670,699

IT Services - 0.6%
Brightcove, Inc. (a)	100,000	1,435,000

Leisure Equipment & Products - 2.4%
Callaway Golf Company (a)	99,600	3,359,508
YETI Holdings, Inc. (a)	25,535	2,344,624

		5,704,132

Machinery - 6.0%
Alamo Group, Inc.	10,360	1,581,765
Colfax Corp. (a)	56,635	2,594,449

The accompanying notes are an integral part of these financial statements.

LKCM SMALL CAP EQUITY FUND
SCHEDULE OF INVESTMENTS, CONTINUED
June 30, 2021 (Unaudited)

COMMON STOCKS	Shares	Value
Machinery - 6.0%, Continued
Evoqua Water Technologies Corp. (a)	45,775	$1,546,279
Helios Technologies, Inc.	35,295	2,754,775
ITT, Inc.	16,730	1,532,301
Rexnord Corp.	60,995	3,052,190
Watts Water Technologies, Inc. - Class A	9,275	1,353,315

		14,415,074

Marine - 1.2%
Kirby Corp. (a)	46,370	2,811,877

Media & Entertainment - 2.4%
Nexstar Media Group, Inc. - Class A	24,920	3,685,169
Sinclair Broadcast Group, Inc. - Class A	64,940	2,157,307

		5,842,476

Multiline Retail - 0.5%
Ollie’s Bargain Outlet Holdings, Inc. (a)	13,230	1,113,040

Oil & Gas & Consumable Fuels - 1.0%
Magnolia Oil & Gas Corp. - Class A (a)	154,525	2,415,226

Oil, Gas & Consumable Fuels - 2.5%
CNX Resources Corp. (a)	213,025	2,909,921
HollyFrontier Corp.	91,625	3,014,463

		5,924,384

Personal Products - 1.0%
BellRing Brands, Inc. - Class A (a)	73,135	2,292,051

Pharmaceuticals - 0.7%
Reata Pharmaceuticals, Inc. - Class A (a)	11,410	1,614,857

Professional Services - 3.1%
Upwork, Inc. (a)	125,760	7,330,550

Real Estate Development - 2.5%
FirstService Corp. (b)	9,995	1,711,744
Newmark Group, Inc. - Class A	358,143	4,301,297

		6,013,041

Real Estate Investment Trusts - 1.1%
SL Green Realty Corp.	32,145	2,571,600

Software - 10.2%
ACI Worldwide, Inc. (a)	58,125	2,158,762
Alkami Technology, Inc. (a)	75,530	2,694,155
Altair Engineering, Inc. - Class A (a)	36,190	2,496,024
Blackbaud, Inc. (a)	31,815	2,436,075
Cloudera, Inc. (a)	182,750	2,898,415
Model N, Inc. (a)	63,650	2,181,285
OneSpan Inc. (a)	111,115	2,837,877
Q2 Holdings, Inc. (a)	11,905	1,221,215
Sprout Social, Inc. - Class A (a)	29,135	2,605,252
Workiva Inc. (a)	24,520	2,729,812

		24,258,872

Software & Services - 0.8%
Alarm.com Holdings, Inc. (a)	22,430	1,899,821

COMMON STOCKS	Shares	Value
Specialty Retail - 1.6%
Leslie’s, Inc. (a)	58,665	$1,612,701
Petco Health & Wellness Co, Inc. (a)	96,000	2,151,360

		3,764,061

Technology Hardware, Storage & Peripherals - 1.4%
Avid Technology, Inc. (a)	84,585	3,311,503

Thrifts & Mortgage Finance - 1.1%
Home BancShares, Inc.	106,661	2,632,394

Trading Companies & Distributors - 2.3%
Global Industrial Co.	65,265	2,395,878
Textainer Group Holdings Ltd. (a)(b)	89,758	3,031,128

		5,427,006

TOTAL COMMON STOCKS (Cost $131,682,971)		234,704,727

SHORT-TERM INVESTMENT - 1.9%
Money Market Fund - 1.9%
Invesco Short-Term Investments Trust - Government & Agency Portfolio - Institutional Shares, 0.03% (d)	4,621,447	4,621,447

TOTAL SHORT-TERM INVESTMENT (Cost $4,621,447)		4,621,447

Total Investments - 100.3% (Cost $136,304,418)		239,326,174
Liabilities in Excess of Other Assets - (0.3)%		(724,237)

TOTAL NET ASSETS - 100.0%		$238,601,937

(a)	Non-income producing security.
(b)	Security issued by non-U.S. incorporated company.
(c)	Securities for which market quotations are not readily available. These securities have been valued at their fair value under procedures approved by the Fund’s Board of Trustees. Level 3 security.
(d)	The rate quoted is the annualized seven-day yield of the Fund at period end.

Investments are classified by industry pursuant to the Global Industry Classification Standard (GICS®), which was developed by and/or is the exclusive property of Morgan Stanley Capital International, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

LKCM SMALL-MID CAP EQUITY FUND
SCHEDULE OF INVESTMENTS
June 30, 2021 (Unaudited)

COMMON STOCKS - 96.5%	Shares	Value
Aerospace & Defense - 4.1%
Axon Enterprise, Inc. (a)	2,935	$518,908
Mercury Systems, Inc. (a)	2,580	171,002

		689,910

Banks - 6.1%
Comerica, Inc.	4,340	309,615
Cullen/Frost Bankers, Inc.	3,180	356,160
Zions Bancorp N.A.	6,860	362,620

		1,028,395

Biotechnology - 6.9%
Charles River Laboratories International, Inc. (a)	1,500	554,880
Natera, Inc. (a)	2,990	339,455
Neogen Corp. (a)	5,960	274,398

		1,168,733

Building Products - 5.5%
Builders FirstSource, Inc. (a)	7,475	318,884
CSW Industrials, Inc.	2,380	281,935
Trex Co., Inc. (a)	3,245	331,671

		932,490

Capital Markets - 3.3%
LPL Financial Holdings, Inc.	2,280	307,755
SEI Investments Co.	4,160	257,795

		565,550

Construction Materials - 1.2%
Eagle Materials, Inc.	1,450	206,059

Diversified Consumer Services - 1.2%
Chegg, Inc. (a)	2,425	201,542

Electronic Equipment & Instruments - 2.2%
Trimble, Inc. (a)	4,605	376,827

Food Products - 2.4%
Freshpet, Inc. (a)	2,445	398,437

Health Care Equipment & Supplies - 4.9%
NeoGenomics, Inc. (a)	5,540	250,242
SmileDirectClub, Inc. (a)	10,475	90,923
STAAR Surgical Co. (a)	3,205	488,762

		829,927

Health Care Providers & Services - 4.9%
Medpace Holdings, Inc. (a)	1,850	326,765
Omnicell, Inc. (a)	2,370	358,937
R1 RCM, Inc. (a)	6,570	146,117

		831,819

Hotels, Restaurants & Leisure - 1.1%
Wingstop, Inc.	1,205	189,944

Household Durables - 1.3%
Newell Brands, Inc.	7,740	212,618

COMMON STOCKS	Shares	Value
Insurance - 2.1%
Argo Group International Holdings, Ltd. (b)	3,090	$160,155
Palomar Holdings, Inc. (a)	2,535	191,291

		351,446

Internet & Catalog Retail - 1.3%
Magnite, Inc. (a)	6,640	224,698

IT Consulting & Services - 1.7%
Perficient Inc. (a)	3,525	283,481

Leisure Equipment & Products - 4.2%
Brunswick Corp.	3,175	316,293
Pool Corp.	865	396,741

		713,034

Machinery - 5.8%
Colfax Corp. (a)	6,385	292,497
ITT, Inc.	3,840	351,706
Rexnord Corp.	6,560	328,262

		972,465

Marine - 1.8%
Kirby Corp. (a)	4,900	297,136

Media & Entertainment - 1.9%
Nexstar Media Group, Inc. - Class A	2,215	327,554

Metals & Mining - 2.4%
Teck Resources Ltd. - Class B (b)	17,535	404,006

Multiline Retail - 2.0%
Five Below, Inc. (a)	1,790	345,953

Office REIT - 2.2%
SL Green Realty Corp.	4,515	361,200

Oil, Gas & Consumable Fuels - 5.2%
CNX Resources Corp. (a)	18,040	246,427
Diamondback Energy Inc.	3,625	340,351
HollyFrontier Corp.	8,840	290,836

		877,614

Pharmaceuticals - 2.0%
Horizon Therapeutics PLC (a)(b)	3,580	335,231

Professional Services - 3.8%
Upwork, Inc. (a)	10,955	638,567

Real Estate Development - 2.8%
FirstService Corp. (b)	1,645	281,723
Newmark Group, Inc. - Class A	15,985	191,980

		473,703

Software - 9.8%
Alkami Technology, Inc. (a)	5,595	199,574
Appian Corp. (a)	1,240	170,810
Fair Isaac Corp. (a)	445	223,693
Five9, Inc. (a)	2,105	386,036
Nutanix, Inc. - Class A (a)	6,710	256,456
OneSpan Inc. (a)	9,315	237,905

The accompanying notes are an integral part of these financial statements.

LKCM SMALL-MID CAP EQUITY FUND
SCHEDULE OF INVESTMENTS, CONTINUED
June 30, 2021 (Unaudited)

COMMON STOCKS	Shares	Value
Software - 9.8%, Continued
Q2 Holdings, Inc. (a)	1,780	$182,592

		1,657,066

Specialty Retail - 1.4%
Petco Health & Wellness Co, Inc. (a)	10,700	239,787

Trading Companies & Distributors - 1.0%
Watsco, Inc.	600	171,984

TOTAL COMMON STOCKS (Cost $9,857,223)		16,307,176

SHORT-TERM INVESTMENTS - 3.6%
Money Market Funds - 3.6%
Invesco Short-Term Investments Trust - Government & Agency Portfolio - Institutional Shares, 0.03% (c)	510,385	510,385
Morgan Stanley Institutional Liquidity Funds - Government Portfolio - Institutional Shares, 0.03% (c)	105,061	105,061

		615,446

TOTAL SHORT-TERM INVESTMENTS (Cost $615,446)		615,446

Total Investments - 100.1% (Cost $10,472,669)		16,922,622
Liabilities in Excess of Other Assets - (0.1)%		(8,709)

TOTAL NET ASSETS - 100.0%		$16,913,913

(a)	Non-income producing security.
(b)	Security issued by non-U.S. incorporated company.
(c)	The rate quoted is the annualized seven-day yield of the Fund at period end.

Investments are classified by industry pursuant to the Global Industry Classification Standard (GICS®), which was developed by and/or is the exclusive property of Morgan Stanley Capital International, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

LKCM EQUITY FUND
SCHEDULE OF INVESTMENTS
June 30, 2021 (Unaudited)

COMMON STOCKS - 94.8%	Shares	Value
Aerospace & Defense - 3.8%
Honeywell International, Inc.	50,000	$10,967,500
Teledyne Technologies Inc. (a)	20,000	8,376,600

		19,344,100

Banks - 4.7%
Bank of America Corp.	160,000	6,596,800
Comerica, Inc.	100,000	7,134,000
Cullen/Frost Bankers, Inc.	65,000	7,280,000
Glacier Bancorp, Inc.	60,000	3,304,800

		24,315,600

Beverages - 3.0%
The Coca-Cola Co.	95,000	5,140,450
Keurig Dr Pepper, Inc.	100,000	3,524,000
PepsiCo, Inc.	45,000	6,667,650

		15,332,100

Biotechnology - 1.3%
Amgen, Inc.	28,000	6,825,000

Chemicals - 6.8%
Air Products & Chemicals, Inc.	30,200	8,687,936
DuPont de Nemours, Inc.	95,000	7,353,950
Ecolab, Inc.	45,000	9,268,650
FMC Corp.	90,000	9,738,000

		35,048,536

Commercial Services & Supplies - 3.5%
Cintas Corp.	16,000	6,112,000
Waste Connections, Inc. (b)	97,500	11,644,425

		17,756,425

Computers & Peripherals - 2.7%
Apple, Inc.	100,000	13,696,000

Construction Materials - 1.2%
Martin Marietta Materials, Inc.	18,000	6,332,580

Diversified Financials - 2.1%
JPMorgan Chase & Co.	68,000	10,576,720

Electrical Equipment & Instruments - 4.6%
Franklin Electric Co., Inc.	85,000	6,852,700
Rockwell Automation, Inc.	25,000	7,150,500
Roper Technologies, Inc.	20,000	9,404,000

		23,407,200

Electronic Equipment & Instruments - 2.8%
National Instruments Corp.	55,000	2,325,400
Trimble, Inc. (a)	150,000	12,274,500

		14,599,900

Food Products - 0.7%
Mondelez International, Inc. - Class A	54,000	3,371,760

Health Care Equipment & Supplies - 5.9%
Alcon, Inc. (b)	60,000	4,215,600
Danaher Corp.	45,000	12,076,200

COMMON STOCKS	Shares	Value
Health Care Equipment & Supplies - 5.9%, Continued
Stryker Corp.	20,000	$5,194,600
Thermo Fisher Scientific, Inc.	18,000	9,080,460

		30,566,860

Household Durables - 1.2%
Newell Brands, Inc.	230,000	6,318,100

Household Products - 2.1%
Kimberly-Clark Corp.	50,000	6,689,000
The Procter & Gamble Co.	30,000	4,047,900

		10,736,900

Internet & Catalog Retail - 3.3%
Amazon.com, Inc. (a)	5,000	17,200,800

IT Consulting & Services - 3.4%
PayPal Holdings, Inc. (a)	60,000	17,488,800

Machinery - 8.5%
Generac Holdings, Inc. (a)	35,000	14,530,250
IDEX Corp.	20,000	4,401,000
The Toro Co.	74,000	8,131,120
Valmont Industries, Inc.	40,000	9,442,000
Xylem, Inc.	60,000	7,197,600

		43,701,970

Media & Entertainment - 4.3%
Alphabet, Inc. - Class A (a)	5,500	13,429,845
Facebook, Inc. - Class A (a)	25,000	8,692,750

		22,122,595

Metals & Mining - 1.6%
Newmont Goldcorp Corp.	130,000	8,239,400

Oil & Gas & Consumable Fuels - 3.1%
Cabot Oil & Gas Corp.	375,000	6,547,500
Chevron Corp.	31,500	3,299,310
ConocoPhillips	100,000	6,090,000

		15,936,810

Personal Products - 1.6%
The Estee Lauder Cos., Inc. - Class A	25,000	7,952,000

Pharmaceuticals - 4.1%
Merck & Co., Inc.	80,000	6,221,600
Pfizer, Inc.	130,000	5,090,800
Zoetis, Inc.	53,500	9,970,260

		21,282,660

Road & Rail - 1.0%
Union Pacific Corp.	24,000	5,278,320

Semiconductor & Semiconductor Equipment - 1.1%
Intel Corp.	100,000	5,614,000

Software - 10.9%
Adobe, Inc. (a)	28,000	16,397,920
Microsoft Corp.	80,000	21,672,000
OneSpan Inc. (a)	150,000	3,831,000
Oracle Corp.	120,000	9,340,800

The accompanying notes are an integral part of these financial statements.

LKCM EQUITY FUND
SCHEDULE OF INVESTMENTS, CONTINUED
June 30, 2021 (Unaudited)

COMMON STOCKS	Shares	Value
Software - 10.9%, Continued
Sprout Social, Inc. - Class A (a)	55,000	$4,918,100

		56,159,820

Software & Services - 2.0%
Akamai Technologies, Inc. (a)	90,000	10,494,000

Specialty Retail - 1.9%
The Home Depot, Inc.	30,000	9,566,700

Textiles, Apparel & Luxury Goods - 1.6%
VF Corp.	100,000	8,204,000

TOTAL COMMON STOCKS
(Cost $210,672,834)		487,469,656

SHORT-TERM INVESTMENTS - 5.4%
Money Market Funds - 5.4%
Invesco Short-Term Investments Trust - Government & Agency Portfolio - Institutional Shares, 0.03% (c)	15,421,285	15,421,285
Morgan Stanley Institutional Liquidity Funds - Government Portfolio - Institutional Shares, 0.03% (c)	12,292,225	12,292,225

		27,713,510

TOTAL SHORT-TERM INVESTMENTS (Cost $27,713,510)		27,713,510

Total Investments - 100.2% (Cost $238,386,344)		515,183,166
Liabilities in Excess of Other Assets - (0.2)%		(825,216)

TOTAL NET ASSETS - 100.0%		$514,357,950

(a)	Non-income producing security.
(b)	Security issued by non-U.S. incorporated company.
(c)	The rate quoted is the annualized seven-day yield of the Fund at period end.

Investments are classified by industry pursuant to the Global Industry Classification Standard (GICS®), which was developed by and/or is the exclusive property of Morgan Stanley Capital International, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

LKCM BALANCED FUND
SCHEDULE OF INVESTMENTS
June 30, 2021 (Unaudited)

COMMON STOCKS - 69.5%	Shares	Value
Aerospace & Defense - 2.5%
Honeywell International, Inc.	6,100	$1,338,035
L3Harris Technologies, Inc.	6,300	1,361,745
Teledyne Technologies Inc. (a)	1,700	712,011

		3,411,791

Banks - 3.5%
Bank of America Corp.	55,000	2,267,650
Cullen/Frost Bankers, Inc.	11,900	1,332,800
Zions Bancorp N.A.	23,500	1,242,210

		4,842,660

Beverages - 1.8%
The Coca-Cola Co.	28,100	1,520,491
PepsiCo, Inc.	6,700	992,739

		2,513,230

Biotechnology - 1.5%
Charles River Laboratories International, Inc. (a)	5,700	2,108,544

Chemicals - 5.5%
Air Products and Chemicals, Inc.	5,000	1,438,400
Corteva, Inc.	20,358	902,877
DuPont de Nemours, Inc.	13,658	1,057,266
Ecolab, Inc.	5,900	1,215,223
FMC Corp.	12,600	1,363,320
Linde PLC (b)	5,200	1,503,320

		7,480,406

Commercial Services & Supplies - 2.6%
Cintas Corp.	4,000	1,528,000
Waste Connections, Inc. (b)	9,500	1,134,585
Waste Management, Inc.	6,000	840,660

		3,503,245

Communications Equipment - 1.6%
QUALCOMM, Inc.	15,300	2,186,829

Computers & Peripherals - 1.9%
Apple, Inc.	19,200	2,629,632

Construction Materials - 1.1%
Martin Marietta Materials, Inc.	4,100	1,442,421

Diversified Financials - 2.3%
JPMorgan Chase & Co.	11,500	1,788,710
Moody’s Corp.	3,800	1,377,006

		3,165,716

Diversified Telecommunication Services - 1.3%
AT&T, Inc.	32,189	926,400
Verizon Communications, Inc.	15,841	887,571

		1,813,971

Electrical Equipment & Instruments - 1.9%
Emerson Electric Co.	13,400	1,289,616
Rockwell Automation, Inc.	4,500	1,287,090

		2,576,706

COMMON STOCKS	Shares	Value
Electronic Equipment & Instruments - 1.5%
National Instruments Corp.	12,800	$541,184
Trimble, Inc. (a)	18,100	1,481,123

		2,022,307

Food & Drug Retailing - 0.8%
Walmart, Inc.	7,900	1,114,058

Health Care Equipment & Supplies - 4.3%
Alcon, Inc. (b)	20,800	1,461,408
Danaher Corp.	6,000	1,610,160
PerkinElmer, Inc.	10,100	1,559,541
Thermo Fisher Scientific, Inc.	2,400	1,210,728

		5,841,837

Household Products - 1.6%
Colgate-Palmolive Co.	11,900	968,065
Kimberly-Clark Corp.	6,000	802,680
The Procter & Gamble Co.	3,500	472,255

		2,243,000

Internet & Catalog Retail - 1.1%
Amazon.com, Inc. (a)	450	1,548,072

IT Consulting & Services - 4.7%
Black Knight, Inc. (a)	18,400	1,434,832
Broadridge Financial Solutions, Inc.	10,200	1,647,606
PayPal Holdings, Inc. (a)	6,600	1,923,768
Visa, Inc. - Class A	6,100	1,426,302

		6,432,508

Machinery - 1.5%
Fortive Corp.	10,100	704,374
Xylem, Inc.	11,000	1,319,560

		2,023,934

Media & Entertainment - 5.8%
Alphabet, Inc. - Class C (a)	875	2,193,030
The Walt Disney Co. (a)	9,500	1,669,815
Facebook, Inc. - Class A (a)	4,700	1,634,237
Pinterest, Inc. - Class A (a)	31,050	2,451,398

		7,948,480

Metals & Mining - 0.7%
Newmont Goldcorp Corp.	15,000	950,700

Oil & Gas & Consumable Fuels - 3.6%
Cabot Oil & Gas Corp.	25,900	452,214
Chevron Corp.	11,295	1,183,038
ConocoPhillips	17,900	1,090,110
EOG Resources, Inc.	5,800	483,952
Kinder Morgan, Inc.	40,000	729,200
Pioneer Natural Resources Co.	6,100	991,372

		4,929,886

Personal Products - 0.9%
The Estee Lauder Cos., Inc. - Class A	4,000	1,272,320

Pharmaceuticals - 3.5%
Abbott Laboratories	10,800	1,252,044
Merck & Co., Inc.	16,400	1,275,428

The accompanying notes are an integral part of these financial statements.

LKCM BALANCED FUND
SCHEDULE OF INVESTMENTS, CONTINUED
June 30, 2021 (Unaudited)

COMMON STOCKS	Shares	Value
Pharmaceuticals - 3.5%, Continued
Pfizer, Inc.	18,100	$708,796
Zoetis, Inc.	8,626	1,607,541

		4,843,809

Real Estate Investment Trusts - 1.2%
American Tower Corp.	5,900	1,593,826

Road & Rail - 0.9%
Union Pacific Corp.	5,700	1,253,601

Software - 5.3%
Adobe, Inc. (a)	2,500	1,464,100
Microsoft Corp.	9,800	2,654,820
Oracle Corp.	17,800	1,385,552
salesforce.com, Inc. (a)	7,400	1,807,598

		7,312,070

Software & Services - 1.2%
Akamai Technologies, Inc. (a)	13,800	1,609,080

Specialty Retail - 1.2%
The Home Depot, Inc.	5,300	1,690,117

Textiles, Apparel & Luxury Goods - 2.2%
NIKE, Inc. - Class B	10,800	1,668,492
VF Corp.	16,700	1,370,068

		3,038,560

TOTAL COMMON STOCKS (Cost $50,187,390)		95,343,316

CORPORATE BONDS - 29.1%	Principal Amount
Aerospace & Defense - 1.6%
Honeywell International, Inc.:
2.300%, 08/15/2024
Callable 07/15/2024	$250,000	262,956
1.350%, 06/01/2025
Callable 05/01/2025	750,000	764,954
L3Harris Technologies, Inc. 3.850%, 06/15/2023
Callable 05/15/2023	900,000	956,921
Raytheon Technologies Corp. 3.700%, 12/15/2023
Callable 09/15/2023	250,000	267,343

		2,252,174

Air Freight & Logistics - 0.4%
United Parcel Service, Inc. 2.450%, 10/01/2022	600,000	616,436

Banks - 2.0%
Bank of America Corp. 3.300%, 01/11/2023	500,000	521,875
Comerica Bank 2.500%, 07/23/2024	300,000	315,936
Comerica, Inc. 3.700%, 07/31/2023
Callable 06/30/2023	475,000	505,198

CORPORATE BONDS	Principal Amount	Value
Banks - 2.0%, Continued
The Bank of New York Mellon Corp. 2.200%, 08/16/2023
Callable 06/16/2023	$200,000	$207,190
Truist Bank:
3.200%, 04/01/2024
Callable 03/01/2024	250,000	267,650
4.050%, 11/03/2025
Callable 09/03/2025	385,000	433,074
3.300%, 05/15/2026
Callable 04/15/2026	400,000	438,885

		2,689,808

Beverages - 1.3%
Keurig Dr Pepper, Inc. 2.550%, 09/15/2026
Callable 06/15/2026	800,000	849,756
PepsiCo, Inc.:
3.000%, 08/25/2021	415,000	416,738
2.375%, 10/06/2026
Callable 07/06/2026	435,000	463,709

		1,730,203

Biotechnology - 1.5%
AbbVie, Inc.:
2.850%, 05/14/2023
Callable 03/14/2023	250,000	260,207
3.200%, 05/14/2026
Callable 02/14/2026	600,000	651,411
Amgen, Inc.:
2.700%, 05/01/2022
Callable 03/01/2022	325,000	329,479
3.625%, 05/22/2024
Callable 02/22/2024	250,000	269,234
2.600%, 08/19/2026
Callable 05/19/2026	450,000	478,282

		1,988,613

Chemicals - 0.9%
Air Products and Chemicals, Inc. 1.850%, 05/15/2027
Callable 03/15/2027	675,000	694,176
Ecolab, Inc. 3.250%, 01/14/2023
Callable 11/14/2022	500,000	520,971

		1,215,147

Communications Equipment - 1.0%
Cisco Systems, Inc. 2.200%, 09/20/2023
Callable 07/20/2023	750,000	778,966
QUALCOMM, Inc. 2.900%, 05/20/2024
Callable 03/20/2024	600,000	638,099

		1,417,065

The accompanying notes are an integral part of these financial statements.

LKCM BALANCED FUND
SCHEDULE OF INVESTMENTS, CONTINUED
June 30, 2021 (Unaudited)

CORPORATE BONDS	Principal Amount	Value
Computers & Peripherals - 0.2%
Apple, Inc.:
2.500%, 02/09/2025	$250,000	$265,570
3.200%, 05/13/2025	55,000	60,052

		325,622

Consumer Finance - 0.6%
American Express Co.:
3.400%, 02/27/2023
Callable 01/27/2023	125,000	130,882
3.700%, 08/03/2023
Callable 07/03/2023	300,000	319,564
3.000%, 10/30/2024
Callable 09/29/2024	350,000	375,605

		826,051

Diversified Financials - 0.6%
JPMorgan Chase & Co.:
3.250%, 09/23/2022	100,000	103,619
3.375%, 05/01/2023	225,000	236,931
3.875%, 02/01/2024	275,000	297,987
3.200%, 06/15/2026
Callable 03/15/2026	200,000	218,183

		856,720

Diversified Telecommunication Services - 1.2%
AT&T, Inc. 3.400%, 05/15/2025
Callable 02/15/2025	750,000	817,519
Verizon Communications, Inc. 3.500%, 11/01/2024
Callable 08/01/2024	750,000	811,893

		1,629,412

Electrical Equipment & Instruments - 1.1%
Emerson Electric Co.:
2.625%, 02/15/2023
Callable 11/15/2022	400,000	412,756
3.150%, 06/01/2025
Callable 03/01/2025	200,000	216,699
Roper Technologies, Inc.:
2.800%, 12/15/2021
Callable 11/15/2021	600,000	605,743
1.000%, 09/15/2025
Callable 08/15/2025	250,000	248,591

		1,483,789

Electronic Equipment & Instruments - 0.4%
Trimble, Inc. 4.150%, 06/15/2023
Callable 05/15/2023	500,000	531,796

Food & Drug Retailing - 0.8%
Walmart, Inc.:
2.350%, 12/15/2022
Callable 11/15/2022	300,000	308,795

CORPORATE BONDS	Principal Amount	Value
Food & Drug Retailing - 0.8%, Continued
3.550%, 06/26/2025
Callable 04/26/2025	$700,000	$773,063

		1,081,858

Food & Staples Retailing - 0.5%
Costco Wholesale Corp. 1.375%, 06/20/2027
Callable 04/20/2027	690,000	695,361

Health Care Equipment & Supplies - 0.2%
Danaher Corp. 3.350%, 09/15/2025
Callable 06/15/2025	250,000	274,130

Hotels, Restaurants & Leisure - 0.4%
McDonald’s Corp. 1.450%, 09/01/2025
Callable 08/01/2025	500,000	510,500

Internet & Catalog Retail - 0.6%
Amazon.com, Inc. 2.400%, 02/22/2023
Callable 01/22/2023	550,000	568,528
1.200%, 06/03/2027
Callable 04/03/2027	260,000	259,471

		827,999
IT Services - 0.4%
Visa, Inc. 1.900%, 04/15/2027
Callable 02/15/2027	500,000	516,932

Machinery - 0.6%
Illinois Tool Works, Inc.
3.500%, 03/01/2024
Callable 12/01/2023	715,000	765,957

Media & Entertainment - 1.1%
Alphabet, Inc.:
3.375%, 02/25/2024	600,000	645,444
1.998%, 08/15/2026
Callable 05/15/2026	200,000	209,459
The Walt Disney Co. 1.750%, 08/30/2024
Callable 07/30/2024	665,000	687,918

		1,542,821

Oil & Gas & Consumable Fuels - 3.3%
Chevron Corp.:
2.411%, 03/03/2022
Callable 01/03/2022	500,000	505,777
1.995%, 05/11/2027
Callable 03/11/2027	400,000	413,337
ConocoPhillips 2.400%, 12/15/2022
Callable 09/15/2022	490,000	501,945
Enterprise Products Operating, LLC 3.750%, 02/15/2025
Callable 11/15/2024	300,000	327,518

The accompanying notes are an integral part of these financial statements.

LKCM BALANCED FUND
SCHEDULE OF INVESTMENTS, CONTINUED
June 30, 2021 (Unaudited)

CORPORATE BONDS	Principal Amount	Value
Oil & Gas & Consumable Fuels - 3.3%, Continued
EOG Resources, Inc. 2.625%, 03/15/2023
Callable 12/15/2022	$600,000	$619,499
Exxon Mobil Corp.:
2.709%, 03/06/2025
Callable 12/06/2024	255,000	271,448
3.043%, 03/01/2026
Callable 12/01/2025	400,000	434,725
Kinder Morgan Energy Partners, L.P. 3.950%, 09/01/2022
Callable 06/01/2022	400,000	412,840
Kinder Morgan, Inc. 3.150%, 01/15/2023
Callable 12/15/2022	500,000	520,532
Schlumberger Investment SA (b) 3.650%, 12/01/2023
Callable 09/01/2023	500,000	533,571

		4,541,192

Personal Products - 0.6%
The Estee Lauder Cos., Inc. 2.000%, 12/01/2024
Callable 11/01/2024	805,000	841,878

Pharmaceuticals - 2.9%
Abbott Laboratories:
3.400%, 11/30/2023
Callable 09/30/2023	480,000	512,603
3.875%, 09/15/2025
Callable 06/15/2025	255,000	284,467
Bristol-Myers Squibb Co.:
2.750%, 02/15/2023
Callable 01/15/2023	650,000	674,483
3.625%, 05/15/2024
Callable 02/15/2024	250,000	269,912
Johnson & Johnson 0.550%, 09/01/2025
Callable 08/01/2025	735,000	729,017
Merck & Co., Inc. 2.350%, 02/10/2022	650,000	658,516
Pfizer, Inc. 0.800%, 05/28/2025
Callable 04/28/2025	800,000	803,495

		3,932,493

Real Estate Investment Trusts - 0.8%
American Tower Corp.:
2.400%, 03/15/2025
Callable 02/15/2025	400,000	418,385
3.375%, 10/15/2026
Callable 07/15/2026	635,000	692,870

		1,111,255

Road & Rail - 0.6%
Burlington Northern Santa Fe, LLC 3.000%, 03/15/2023
Callable 12/15/2022	600,000	624,082
Union Pacific Corp. 3.750%, 07/15/2025
Callable 05/15/2025	200,000	221,943

		846,025

CORPORATE BONDS	Principal Amount	Value
Semiconductor Equipment & Products - 0.4%
Intel Corp. 3.700%, 07/29/2025
Callable 04/29/2025	$500,000	$553,178

Software - 1.9%
Adobe, Inc. 1.900%, 02/01/2025
Callable 01/01/2025	700,000	728,114
Fortinet, Inc. 1.000%, 03/15/2026
Callable 02/15/2026	860,000	852,918
Microsoft Corp.:
2.375%, 02/12/2022
Callable 01/12/2022	400,000	404,795
3.125%, 11/03/2025
Callable 08/03/2025	230,000	251,142
Oracle Corp. 2.500%, 04/01/2025
Callable 03/01/2025	300,000	315,390

		2,552,359

Specialty Retail - 1.2%
Lowe’s Cos, Inc. 2.500%, 04/15/2026
Callable 01/15/2026	800,000	849,528
The Home Depot, Inc.:
2.625%, 06/01/2022
Callable 05/01/2022	290,000	295,964
2.800%, 09/14/2027
Callable 06/14/2027	500,000	541,628

		1,687,120

TOTAL CORPORATE BONDS (Cost $38,835,655)		39,843,894

SHORT-TERM INVESTMENT - 1.3%	Shares
Money Market Fund - 1.3%
Invesco Short-Term Investments Trust - Government & Agency Portfolio - Institutional Shares, 0.03% (c)	1,790,307	1,790,307

TOTAL SHORT-TERM INVESTMENT (Cost $1,790,307)		1,790,307

Total Investments - 99.9% (Cost $90,813,352)		136,977,517
Other Assets in Excess of Liabilities - 0.1%		129,917

TOTAL NET ASSETS - 100.0%		$137,107,434

(a)	Non-income producing security.
(b)	Security issued by non-U.S. incorporated company.
(c)	The rate quoted is the annualized seven-day yield of the Fund at period end.

Investments are classified by industry pursuant to the Global Industry Classification Standard (GICS®), which was developed by and/or is the exclusive property of Morgan Stanley Capital International, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

LKCM FIXED INCOME FUND
SCHEDULE OF INVESTMENTS
June 30, 2021 (Unaudited)

CORPORATE BONDS - 78.5%	Principal Amount	Value
Aerospace & Defense - 5.1%
Honeywell International, Inc.:
2.300%, 08/15/2024
Callable 07/15/2024	$3,105,000	$3,265,906
1.350%, 06/01/2025
Callable 05/01/2025	3,000,000	3,059,818
L3Harris Technologies, Inc.
3.850%, 06/15/2023
Callable 05/15/2023	6,245,000	6,639,967
Raytheon Technologies Corp.
3.700%, 12/15/2023
Callable 09/15/2023	1,750,000	1,871,404

		14,837,095

Air Freight & Logistics - 1.1%
United Parcel Service, Inc.
2.450%, 10/01/2022	3,000,000	3,082,179

Banks - 5.6%
Bank of America Corp.:
3.300%, 01/11/2023	2,000,000	2,087,502
4.450%, 03/03/2026	2,000,000	2,267,577
Comerica, Inc.
3.700%, 07/31/2023
Callable 06/30/2023	2,000,000	2,127,150
The Bank of New York Mellon Corp.
2.800%, 05/04/2026
Callable 02/04/2026	300,000	323,745
Truist Bank:
3.200%, 04/01/2024
Callable 03/01/2024	2,500,000	2,676,495
3.300%, 05/15/2026
Callable 04/15/2026	4,333,000	4,754,221
Wells Fargo & Co.
4.125%, 08/15/2023	2,000,000	2,151,730

		16,388,420

Beverages - 0.8%
Keurig Dr Pepper, Inc.
2.550%, 09/15/2026
Callable 06/15/2026	2,225,000	2,363,382

Biotechnology - 2.0%
AbbVie, Inc.
2.900%, 11/06/2022	2,115,000	2,185,105
Amgen, Inc.:
2.250%, 08/19/2023
Callable 06/19/2023	2,350,000	2,431,222
2.600%, 08/19/2026
Callable 05/19/2026	1,000,000	1,062,850

		5,679,177

Chemicals - 2.1%
Air Products and Chemicals, Inc.
1.500%, 10/15/2025
Callable 09/15/2025	4,000,000	4,100,065

CORPORATE BONDS	Principal Amount	Value
Chemicals - 2.1%, Continued
Ecolab, Inc.
2.375%, 08/10/2022
Callable 07/10/2022	$1,925,000	$1,965,647

		6,065,712

Communications Equipment - 1.5%
QUALCOMM, Inc.
2.900%, 05/20/2024
Callable 03/20/2024	4,000,000	4,253,995

Computers & Peripherals - 2.1%
Apple, Inc.:
2.400%, 05/03/2023	3,250,000	3,372,752
2.500%, 02/09/2025	2,515,000	2,671,634

		6,044,386

Consumer Finance - 3.9%
American Express Co.:
2.500%, 08/01/2022
Callable 07/01/2022	3,000,000	3,064,905
3.400%, 02/27/2023
Callable 01/27/2023	2,500,000	2,617,626
2.500%, 07/30/2024
Callable 06/30/2024	1,063,000	1,120,894
3.000%, 10/30/2024
Callable 09/29/2024	2,000,000	2,146,316
4.200%, 11/06/2025
Callable 10/06/2025	2,000,000	2,268,899

		11,218,640

Containers & Packaging - 3.0%
Ball Corp.:
5.000%, 03/15/2022	3,750,000	3,853,519
5.250%, 07/01/2025	4,252,000	4,811,691

		8,665,210

Diversified Financials - 4.2%
JPMorgan Chase & Co.:
3.375%, 05/01/2023	3,788,000	3,988,873
2.700%, 05/18/2023
Callable 03/18/2023	1,855,000	1,929,263
3.875%, 02/01/2024	1,750,000	1,896,278
3.300%, 04/01/2026
Callable 01/01/2026	3,500,000	3,831,572
3.200%, 06/15/2026
Callable 03/15/2026	636,000	693,823

		12,339,809

Diversified Telecommunication Services - 7.9%
AT&T, Inc.:
3.000%, 06/30/2022
Callable 04/30/2022	2,230,000	2,280,510
1.700%, 03/25/2026
Callable 03/25/2023	1,450,000	1,465,822
3.800%, 02/15/2027
Callable 11/15/2026	2,000,000	2,233,027

The accompanying notes are an integral part of these financial statements.

LKCM FIXED INCOME FUND
SCHEDULE OF INVESTMENTS, CONTINUED
June 30, 2021 (Unaudited)

CORPORATE BONDS	Principal Amount	Value
Diversified Telecommunication Services - 7.9%, Continued
4.250%, 03/01/2027
Callable 12/01/2026	$4,000,000	$4,543,714
4.100%, 02/15/2028
Callable 11/15/2027	2,000,000	2,286,262
Verizon Communications, Inc.:
3.500%, 11/01/2024
Callable 08/01/2024	1,750,000	1,894,416
4.125%, 03/16/2027	2,000,000	2,277,374
2.100%, 03/22/2028
Callable 01/22/2028	6,000,000	6,132,903

		23,114,028

Electrical Equipment & Instruments - 2.4%
Emerson Electric Co.
3.150%, 06/01/2025
Callable 03/01/2025	5,000,000	5,417,487
Rockwell Automation, Inc.
2.875%, 03/01/2025
Callable 12/01/2024	1,440,000	1,529,599

		6,947,086

Electronic Equipment & Instruments - 1.6%
Trimble, Inc.
4.150%, 06/15/2023
Callable 05/15/2023	4,500,000	4,786,161

Health Care Equipment & Supplies - 3.6%
Danaher Corp.
3.350%, 09/15/2025
Callable 06/15/2025	5,500,000	6,030,866
Thermo Fisher Scientific, Inc.
2.950%, 09/19/2026
Callable 06/19/2026	4,000,000	4,320,737

		10,351,603

Household Products - 0.3%
The Procter & Gamble Co.
8.000%, 09/01/2024	775,000	948,410

Internet & Catalog Retail - 0.9%
Amazon.com, Inc.
2.500%, 11/29/2022
Callable 08/29/2022	2,500,000	2,569,606

Media & Entertainment - 2.1%
Alphabet, Inc.:
3.375%, 02/25/2024	4,000,000	4,302,957
1.998%, 08/15/2026
Callable 05/15/2026	1,725,000	1,806,588

		6,109,545

Oil & Gas & Consumable Fuels - 5.4%
Chevron Corp.:
2.411%, 03/03/2022
Callable 01/03/2022	1,450,000	1,466,753

CORPORATE BONDS	Principal Amount	Value
Oil & Gas & Consumable Fuels - 5.4%, Continued
2.355%, 12/05/2022
Callable 09/05/2022	$1,000,000	$1,024,198
2.954%, 05/16/2026
Callable 02/16/2026	1,870,000	2,029,389
Enterprise Products Operating, LLC
3.750%, 02/15/2025
Callable 11/15/2024	2,963,000	3,234,792
Kinder Morgan Energy Partners, L.P.
4.250%, 09/01/2024
Callable 06/01/2024	3,000,000	3,301,627
Kinder Morgan, Inc.
3.150%, 01/15/2023
Callable 12/15/2022	4,350,000	4,528,625

		15,585,384

Personal Products - 0.2%
The Estee Lauder Cos., Inc.
2.000%, 12/01/2024
Callable 11/01/2024	556,000	581,471

Pharmaceuticals - 4.5%
Abbott Laboratories:
3.400%, 11/30/2023
Callable 09/30/2023	1,750,000	1,868,866
2.950%, 03/15/2025
Callable 12/15/2024	3,925,000	4,224,328
Bristol-Myers Squibb Co.
3.625%, 05/15/2024
Callable 02/15/2024	4,750,000	5,128,324
Zoetis, Inc.
3.250%, 02/01/2023
Callable 11/01/2022	1,664,000	1,728,491

		12,950,009

Real Estate Investment Trusts - 4.1%
American Tower Corp.:
2.250%, 01/15/2022	1,000,000	1,010,465
3.500%, 01/31/2023	3,500,000	3,667,395
5.000%, 02/15/2024	2,500,000	2,773,671
3.375%, 10/15/2026
Callable 07/15/2026	4,030,000	4,397,270

		11,848,801

Road & Rail - 4.7%
Burlington Northern Santa Fe, LLC:
3.000%, 03/15/2023
Callable 12/15/2022	4,695,000	4,883,440
3.000%, 04/01/2025
Callable 01/01/2025	2,250,000	2,425,955
Union Pacific Corp.:
2.950%, 03/01/2022	1,390,000	1,415,556
3.250%, 01/15/2025
Callable 10/15/2024	1,500,000	1,617,776
3.750%, 07/15/2025
Callable 05/15/2025	3,025,000	3,356,889

		13,699,616

The accompanying notes are an integral part of these financial statements.

LKCM FIXED INCOME FUND
SCHEDULE OF INVESTMENTS, CONTINUED
June 30, 2021 (Unaudited)

CORPORATE BONDS	Principal Amount	Value
Semiconductor Equipment & Products - 0.8%
Intel Corp.
3.700%, 07/29/2025
Callable 04/29/2025	$2,250,000	$2,489,300

Semiconductors & Semiconductor Equipment - 1.4%
NVIDIA Corp.
1.550%, 06/15/2028
Callable 04/15/2028	4,000,000	3,992,650

Software - 5.1%
Adobe, Inc.
1.900%, 02/01/2025
Callable 01/01/2025	4,280,000	4,451,897
Oracle Corp.:
2.500%, 10/15/2022	3,000,000	3,082,240
2.650%, 07/15/2026
Callable 04/15/2026	2,000,000	2,112,943
3.250%, 11/15/2027
Callable 08/15/2027	2,000,000	2,180,013
2.300%, 03/25/2028
Callable 01/25/2028	3,000,000	3,083,712

		14,910,805

Specialty Retail - 2.1%
Lowe’s Cos, Inc.
2.500%, 04/15/2026
Callable 01/15/2026	1,000,000	1,061,910
The Home Depot, Inc.:
2.625%, 06/01/2022
Callable 05/01/2022	2,125,000	2,168,704
2.700%, 04/01/2023
Callable 01/01/2023	2,750,000	2,851,349

		6,081,963

TOTAL CORPORATE BONDS (Cost $219,436,271)		227,904,443

U.S. GOVERNMENT ISSUES - 9.7%
U.S. Treasury Inflation Indexed Bonds - 1.4%
0.625%, 01/15/2024	4,005,855	4,315,168

U.S. Treasury Notes - 8.3%
1.500%, 11/30/2021	5,000,000	5,029,792
2.000%, 12/31/2021	1,175,000	1,186,275
1.125%, 02/28/2022	4,000,000	4,028,259
1.750%, 07/15/2022	2,000,000	2,034,168
1.375%, 02/15/2023	2,000,000	2,038,633
2.000%, 02/15/2023	2,000,000	2,058,711
2.000%, 02/15/2025	2,000,000	2,100,703
2.000%, 08/15/2025	1,000,000	1,052,851
1.625%, 02/15/2026	2,000,000	2,074,375
1.250%, 04/30/2028	2,500,000	2,510,156

		24,113,923

TOTAL U.S. GOVERNMENT ISSUES (Cost $27,794,694)		28,429,091

U.S. GOVERNMENT SPONSORED ENTITIES - 10.2%	Principal Amount	Value
Fannie Mae - 0.6%
0.500%, 06/17/2025	$1,852,000	$1,841,817

Federal Home Loan Bank - 8.4%
0.300%, 01/27/2026 (a)
Callable 07/27/2021	3,000,000	2,988,139
2.375%, 03/13/2026	3,575,000	3,828,277
0.500%, 03/30/2026 (a)
Callable 03/30/2022	3,000,000	2,996,767
0.500%, 05/26/2026 (a)
Callable 11/26/2021	2,500,000	2,498,173
0.650%, 01/27/2028 (a)
Callable 07/27/2021	4,000,000	3,978,159
2.820%, 06/27/2029
Callable 06/27/2022	4,000,000	4,100,994
1.000%, 01/27/2031 (a)
Callable 07/27/2021	4,000,000	3,942,091

		24,332,600

Freddie Mac - 1.2%
0.750%, 05/28/2025
Callable 05/28/2021	3,500,000	3,492,405

TOTAL U.S. GOVERNMENT SPONSORED ENTITIES (Cost $29,763,606)		29,666,822

SHORT-TERM INVESTMENT - 0.9%	Shares
Money Market Fund - 0.9%
Invesco Short-Term Investments Trust - Government & Agency Portfolio - Institutional Shares, 0.03% (b)	2,538,570	2,538,570

TOTAL SHORT-TERM INVESTMENT (Cost $2,538,570)		2,538,570

Total Investments - 99.3% (Cost $279,533,141)		288,538,926
Other Assets in Excess of Liabilities - 0.7%		1,898,896

TOTAL NET ASSETS - 100.0%		$290,437,822

(a)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.
(b)	The rate quoted is the annualized seven-day yield of the Fund at period end.

Investments are classified by industry pursuant to the Global Industry Classification Standard (GICS®), which was developed by and/or is the exclusive property of Morgan Stanley Capital International, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

LKCM INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS
June 30, 2021 (Unaudited)

COMMON STOCKS - 94.1%	Shares	Value
AUSTRALIA - 4.1%
Diversified Operations - 2.0%
BHP Billiton Ltd.	27,363	$995,476

Pharmaceuticals - 2.1%
CSL Ltd.	5,025	1,074,691

Total Australia		2,070,167

FRANCE - 13.4%
Capital Markets - 1.2%
Euronext NV	5,320	578,753

Chemicals - 2.3%
Air Liquide SA	6,739	1,181,681

Electrical Equipment & Instruments - 2.8%
Schneider Electric SA	8,950	1,410,915

IT Consulting & Services - 2.6%
Cap Gemini	6,856	1,318,499

Oil & Gas & Consumable Fuels - 1.4%
TOTAL SA	15,000	679,525

Specialty Retail - 3.1%
LVMH Moet Hennessy Louis Vuitton SE	2,015	1,585,111

Total France		6,754,484

GERMANY - 11.0%
Insurance - 1.8%
Allianz SE	3,560	888,421

Machinery - 2.5%
KION Group AG	12,000	1,281,123

Semiconductor Equipment & Products - 2.4%
Infineon Technologies AG	30,403	1,222,905

Software - 2.1%
SAP SE	7,600	1,067,492

Textiles, Apparel & Luxury Goods - 2.2%
Adidas AG	3,000	1,119,471

Total Germany		5,579,412

IRELAND - 2.6%
Construction Materials - 2.6%
CRH PLC	25,792	1,304,333

Total Ireland		1,304,333

ITALY - 1.8%
Textiles, Apparel & Luxury Goods - 1.8%
Moncler SpA	13,750	932,082

Total Italy		932,082

JAPAN - 8.5%
Building Products - 0.6%
Daikin Industries Ltd.	1,520	283,252

Computers & Peripherals - 2.1%
Nidec Corp.	9,273	1,066,304

COMMON STOCKS	Shares	Value
Food & Drug Retailing - 1.5%
Tsuruha Holdings, Inc.	6,500	$756,504

Media & Entertainment - 2.7%
Nintendo Co., Ltd.	2,320	1,342,522

Personal Products - 1.6%
Shiseido Co., Ltd.	11,000	811,346

Total Japan		4,259,928

NETHERLANDS - 7.9%
Banks - 2.0%
ING Groep NV	75,500	1,002,211

Professional Services - 2.2%
Wolters Kluwer NV	11,200	1,125,753

Semiconductor Equipment & Products - 3.7%
ASML Holding NV	2,721	1,878,354

Total Netherlands		4,006,318

SPAIN - 4.9%
Banks - 1.4%
CaixaBank SA	230,000	708,101

Machinery - 3.5%
Fluidra SA	45,000	1,787,826

Total Spain		2,495,927

SWEDEN - 4.7%
Banks - 2.2%
Nordea Bank Abp	99,000	1,102,455

Hotels, Restaurants & Leisure - 1.0%
Evolution AB	3,040	480,874

Oil & Gas & Consumable Fuels - 1.5%
Lundin Petroleum AB	21,675	768,433

Total Sweden		2,351,762

SWITZERLAND - 14.1%
Banks - 2.2%
Julius Baer Group Ltd.	17,000	1,110,325

Electrical Equipment & Instruments - 2.5%
ABB Ltd.	37,125	1,261,309

Health Care Equipment & Supplies - 2.1%
Alcon, Inc.	15,200	1,066,091

Pharmaceuticals - 5.0%
Lonza Group AG	1,750	1,240,674
Roche Holding AG	3,400	1,281,250

		2,521,924

Software - 2.3%
Temenos AG	7,094	1,140,535

Total Switzerland		7,100,184

UNITED KINGDOM - 21.1%
Banks - 2.8%
Barclays PLC	412,475	978,833

The accompanying notes are an integral part of these financial statements.

LKCM INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS, CONTINUED
June 30, 2021 (Unaudited)

COMMON STOCKS	Shares	Value
UNITED KINGDOM - 21.1%, Continued
Banks - 2.8%, Continued
Lloyds Banking Group PLC	700,000	$452,800

		1,431,633

Beverages - 2.5%
Diageo PLC	26,000	1,246,140

Commercial Services & Supplies - 2.1%
Rentokil Initial Plc	155,000	1,061,622

Hotels, Restaurants & Leisure - 2.3%
Compass Group PLC (a)	14,000	294,950
InterContinental Hotels Group PLC (a)	13,050	869,789

		1,164,739

Household Products - 0.9%
Reckitt Benckiser Group PLC	4,900	432,915

Insurance - 1.7%
Prudential PLC	44,000	837,133

Oil & Gas & Consumable Fuels - 1.3%
Royal Dutch Shell PLC - A Shares	34,000	681,627

Personal Products - 2.3%
Unilever PLC	19,700	1,151,140

Specialty Retail - 1.4%
Burberry Group PLC	24,750	707,829

Trading Companies & Distributors - 3.8%
Ashtead Group PLC	21,375	1,588,765
Ferguson PLC	2,500	347,818

		1,936,583

Total United Kingdom		10,651,361

TOTAL COMMON STOCKS
(Cost $38,186,371)		47,505,958

PREFERRED STOCK - 2.4%
GERMANY - 2.4%
Health Care Equipment & Supplies - 2.4%
Sartorius AG	2,375	1,236,204

TOTAL PREFERRED STOCK (Cost $678,279)		1,236,204

SHORT-TERM INVESTMENTS - 3.5%	Shares	Value
Money Market Funds - 3.5%
Invesco Short-Term Investments Trust - Government & Agency Portfolio - Institutional Shares, 0.03% (b)	1,531,827	$1,531,827
Morgan Stanley Institutional Liquidity Funds - Government Portfolio - Institutional Shares, 0.03% (b)	252,487	252,487

		1,784,314

TOTAL SHORT-TERM INVESTMENTS (Cost $1,784,314)		1,784,314

Total Investments - 100.0% (Cost $40,648,964)		50,526,476
Liabilities in Excess of Other Assets - 0.0%		(5,005)

TOTAL NET ASSETS - 100.0%		$50,521,471

(a)	Non-income producing security.
(b)	The rate quoted is the annualized seven-day yield of the Fund at period end.

Investments are classified by industry pursuant to the Global Industry Classification Standard (GICS®), which was developed by and/or is the exclusive property of Morgan Stanley Capital International, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2021 (Unaudited)

	LKCM Small Cap Equity Fund	LKCM Small-Mid Cap Equity Fund	LKCM Equity Fund	LKCM Balanced Fund	LKCM Fixed Income Fund	LKCM International Equity Fund

Assets
Investments, at value*	$239,326,174	$16,922,622	$515,183,166	$136,977,517	$288,538,926	$50,526,476
Cash	—	529	—	—	—	—
Dividends and interest receivable	60,179	6,140	440,208	312,065	1,994,226	75,679
Receivable for Fund shares sold	470	—	49,000	109,554	324,985	—
Prepaid expenses and other assets	22,991	14,007	34,001	11,774	20,354	17,519

Total assets	239,409,814	16,943,298	515,706,375	137,410,910	290,878,491	50,619,674

Liabilities
Payable for securities purchased	—	—	433,790	—	—	—
Payable for investment advisory fees (Note B)	424,820	2,968	672,146	162,403	154,305	67,964
Payable for administrative fees	21,235	7,881	59,416	17,088	44,605	6,657
Payable for accounting and transfer agent fees and expenses	14,740	8,024	22,973	14,525	27,869	6,315
Payable for professional fees	25,306	8,468	51,043	19,800	42,322	14,601
Payable for custody fees and expenses	3,858	970	5,597	1,741	4,831	—
Payable for trustees’ fees and officer compensation (Note B)	15,963	1,023	26,410	7,125	16,360	2,575
Payable for Fund shares redeemed	301,372	—	75,337	80,244	148,715	—
Accrued expenses and other liabilities	583	51	1,713	550	1,662	91

Total liabilities	807,877	29,385	1,348,425	303,476	440,669	98,203

Net assets	$238,601,937	$16,913,913	$514,357,950	$137,107,434	$290,437,822	$50,521,471

Net assets consist of:
Paid-in capital	$108,908,501	$8,542,446	$209,916,419	$89,137,826	$281,390,376	$40,697,655
Total distributable earnings	129,693,436	8,371,467	304,441,531	47,969,608	9,047,446	9,823,816

Net assets	$238,601,937	$16,913,913	$514,357,950	$137,107,434	$290,437,822	$50,521,471

Shares of beneficial interest outstanding (unlimited shares of no par value authorized)	9,321,924	1,339,918	13,374,407	4,746,262	26,333,734	3,564,700
Net asset value per share (offering and redemption price)	$25.60	$12.62	$38.46	$28.89	$11.03	$14.17

* Cost of Investments	$136,304,418	$10,472,669	$238,386,344	$90,813,352	$279,533,141	$40,648,964

The accompanying notes are an integral part of these financial statements.

STATEMENT OF OPERATIONS
Six Months Ended June 30, 2021 (Unaudited)

	LKCM Small Cap Equity Fund	LKCM Small-Mid Cap Equity Fund	LKCM Equity Fund	LKCM Balanced Fund	LKCM Fixed Income Fund	LKCM International Equity Fund

Investment Income:
Dividends*	$228,636	$48,030	$2,952,263	$637,578	$—	$400,458
Interest	846	45	8,968	354,161	2,700,582	293

Total investment income	229,482	48,075	2,961,231	991,739	2,700,582	400,751

Expenses:
Investment advisory fees (Note B)	846,083	61,595	1,665,817	420,427	719,009	188,063
Administrative fees	93,294	22,088	198,344	57,400	131,604	21,949
Accounting and transfer agent fees and expenses	72,064	31,493	130,925	58,903	96,106	32,522
Professional fees	33,849	4,836	77,211	23,660	57,206	3,706
Trustees’ fees and officer compensation (Note B)	52,889	3,938	117,370	32,862	81,991	6,710
Federal and state registration	16,629	10,583	25,979	11,617	17,803	9,448
Custody fees and expenses	12,008	3,050	22,240	6,322	14,831	20,687
Reports to shareholders	4,891	417	11,256	3,315	8,591	448
Other	2,931	236	7,724	2,281	6,785	364

Total expenses	1,134,638	138,236	2,256,866	616,787	1,133,926	283,897
Less, expense waiver and/or reimbursement (Note B)	(6,528)	(56,110)	(353,075)	(99,338)	(414,917)	(74,938)

Net expenses	1,128,110	82,126	1,903,791	517,449	719,009	208,959

Net investment income (loss)	(898,628)	(34,051)	1,057,440	474,290	1,981,573	191,792

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	$23,961,909	$1,561,803	$26,586,416	$1,790,473	$1,360,353	$361,046
Foreign currency translation	—	1	(3)	(1)	—	(26,173)
Net change in unrealized appreciation (depreciation) on:
Investments	12,676,054	479,160	35,245,758	8,223,580	(5,553,063)	4,859,565
Foreign currency translation	—	(1)	(20)	(7)	—	11

Net Realized and Unrealized Gain (Loss)	36,637,963	2,040,963	61,832,151	10,014,045	(4,192,710)	5,194,449

Net Increase (Decrease) in Net Assets Resulting from Operations	$35,739,335	$2,006,912	$62,889,591	$10,488,335	$(2,211,137)	$5,386,241

* Net of foreign taxes withheld and/or issuance fees	$649	$303	$9,151	$1,121	$—	$51,821

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	LKCM Small Cap Equity Fund		LKCM Small-Mid Cap Equity Fund

	Six Months Ended June 30, 2021 (Unaudited)	Year Ended December 31, 2020	Six Months Ended June 30, 2021 (Unaudited)	Year Ended December 31, 2020
Operations:
Net investment loss	$(898,628)	$(188,879)	$(34,051)	$(32,152)
Net realized gain	23,961,909	11,511,516	1,561,804	1,174,753
Net change in unrealized appreciation	12,676,054	37,360,816	479,159	2,453,932

Net increase in net assets resulting from operations	35,739,335	48,683,453	2,006,912	3,596,533

Net Dividends and Distributions to Shareholders	—	(7,270,969)	—	(936,700)

Net increase (decrease) in net assets from Fund share transactions	184,188	(19,416,505)	(201,354)	(141,824)

Total increase in net assets	35,923,523	21,995,979	1,805,558	2,518,009

Net Assets:
Beginning of period	202,678,414	180,682,435	15,108,355	12,590,346

End of period	$238,601,937	$202,678,414	$16,913,913	$15,108,355

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	LKCM Equity Fund		LKCM Balanced Fund

	Six Months Ended June 30, 2021 (Unaudited)	Year Ended December 31, 2020	Six Months Ended June 30, 2021 (Unaudited)	Year Ended December 31, 2020
Operations:
Net investment income	$1,057,440	$2,114,794	$474,290	$1,068,531
Net realized gain	26,586,413	22,432,961	1,790,472	4,042,398
Net change in unrealized appreciation	35,245,738	58,658,948	8,223,573	11,490,886

Net increase in net assets resulting from operations	62,889,591	83,206,703	10,488,335	16,601,815

Net Dividends and Distributions to Shareholders	—	(23,899,115)	(459,312)	(5,072,763)

Net increase in net assets resulting from Fund share transactions	1,815,425	9,038,373	1,571,413	10,153,339

Total increase in net assets	64,705,016	68,345,961	11,600,436	21,682,391

Net Assets:
Beginning of period	449,652,934	381,306,973	125,506,998	103,824,607

End of period	$514,357,950	$449,652,934	$137,107,434	$125,506,998

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	LKCM Fixed Income Fund		LKCM International Equity Fund

	Six Months Ended June 30, 2021 (Unaudited)	Year Ended December 31, 2020	Six Months Ended June 30, 2021 (Unaudited)	Year Ended December 31, 2020
Operations:
Net investment income	$1,981,573	$5,020,682	$191,792	$57,733
Net realized gain (loss)	1,360,353	(872,810)	334,873	(579,799)
Net change in unrealized appreciation (depreciation)	(5,553,063)	7,939,510	4,859,576	4,041,643

Net increase (decrease) in net assets resulting from operations	(2,211,137)	12,087,382	5,386,241	3,519,577

Net Dividends and Distributions to Shareholders:
Net investment income	(1,959,306)	(5,026,453)	—	(55,491)
Return of capital	—	—	—	(6,140)

Total Net Dividends and Distributions to Shareholders	(1,959,306)	(5,026,453)	—	(61,631)

Net increase in net assets from Fund share transactions	4,751,678	6,878,886	12,840,549	18,191,405

Total increase in net assets	581,235	13,939,815	18,226,790	21,649,351

Net Assets:
Beginning of period	289,856,587	275,916,772	32,294,681	10,645,330

End of period	$290,437,822	$289,856,587	$50,521,471	$32,294,681

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING

	LKCM Small Cap Equity Fund

	Six Months Ended June 30, 2021 (Unaudited)		Year Ended December 31, 2020		Year Ended December 31, 2019		Year Ended December 31, 2018		Year Ended December 31, 2017		Year Ended December 31, 2016
Net Asset Value – Beginning of Period	$21.77		$16.78		$14.39		$18.44		$18.82		$19.86

Net investment loss	(0.10	)(1)	(0.02	)(1)	(0.02	)(1)	(0.03	)(2)	(0.04	)(1)	(0.03	)(1)
Net realized and unrealized gain (loss) on investments	3.93		5.85		3.29		(1.05)		3.27		1.88

Total from investment operations	3.83		5.83		3.27		(1.08)		3.23		1.85

Distributions from net realized gains	—		(0.84)		(0.88)		(2.97)		(3.61)		(2.89)

Net Asset Value – End of Period	$25.60		$21.77		$16.78		$14.39		$18.44		$18.82

Total Return	17.59%	(3)	34.79%		22.70%		-5.70%		17.04%		9.27%

Ratios and Supplemental Data:
Net assets, end of period (thousands)	$238,602		$202,678		$180,682		$160,322		$201,139		$281,790
Ratio of expenses to average net assets:
Before expense waiver and/or reimbursement	1.01%	(4)	1.07%		1.07%		1.08%		1.10%		1.05%
After expense waiver and/or reimbursement	1.00%	(4)	1.00%		1.00%		1.00%		1.00%		1.00%
Ratio of net investment loss to average net assets:
Before expense waiver and/or reimbursement	(0.80)%	(4)	(0.20)%		(0.20)%		(0.25)%		(0.28)%		(0.18)%
After expense waiver and/or reimbursement	(0.79)%	(4)	(0.13)%		(0.13)%		(0.17)%		(0.18)%		(0.13)%
Portfolio turnover rate	30%	(3)	60%		63%		45%		42%		50%

(1)	Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period.
(2)	Net investment loss per share is calculated using the ending balance of undistributed net investment loss prior to considerations of adjustments for permanent book and tax differences.
(3)	Not annualized.
(4)	Annualized.

	LKCM Small-Mid Cap Equity Fund

	Six Months Ended June 30, 2021 (Unaudited)		Year Ended December 31, 2020		Year Ended December 31, 2019		Year Ended December 31, 2018		Year Ended December 31, 2017		Year Ended December 31, 2016
Net Asset Value – Beginning of Period	$11.15		$9.09		$7.92		$10.60		$9.56		$11.15

Net investment loss	(0.03	)(1)	(0.02	)(1)	(0.02	)(1)	(0.03	)(2)	(0.01	)(1)	(0.05	)(1)
Net realized and unrealized gain (loss) on investments	1.50		2.80		2.48		(0.93)		2.32		0.19

Total from investment operations	1.47		2.78		2.46		(0.96)		2.31		0.14

Distributions from net realized gains	—		(0.72)		(1.29)		(1.72)		(1.27)		(1.73)

Net Asset Value – End of Period	$12.62		$11.15		$9.09		$7.92		$10.60		$9.56

Total Return	13.18%	(3)	30.66%		31.05%		-8.89%		24.13%		1.17%

Ratios and Supplemental Data:
Net assets, end of period (thousands)	$16,914		$15,108		$12,590		$12,162		$19,378		$20,419
Ratio of expenses to average net assets:
Before expense waiver and/or reimbursement	1.68%	(4)	1.98%		1.95%		1.75%		1.76%		1.23%
After expense waiver and/or reimbursement	1.00%	(4)	1.00%		1.00%		1.00%		1.00%		1.00%
Ratio of net investment loss to average net assets:
Before expense waiver and/or reimbursement	(1.10)%	(4)	(1.25)%		(1.20)%		(1.05)%		(0.94)%		(0.68)%
After expense waiver and/or reimbursement	(0.42)%	(4)	(0.27)%		(0.25)%		(0.30)%		(0.18)%		(0.45)%
Portfolio turnover rate	36%	(3)	76%		68%		56%		63%		80%

(1)	Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period.
(2)	Net investment loss per share is calculated using the ending balance of undistributed net investment loss prior to considerations of adjustments for permanent book and tax differences.
(3)	Not annualized.
(4)	Annualized.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING

	LKCM Equity Fund

	Six Months Ended June 30, 2021 (Unaudited)		Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016
Net Asset Value – Beginning of Period	$33.74		$29.02	$23.34	$26.02	$22.42	$21.40

Net investment income	0.08	(1)	0.17 (1)	0.22 (1)	0.21	0.17	0.19 (1)
Net realized and unrealized gain (loss) on investments	4.64		6.44	6.75	(1.08)	4.69	2.32

Total from investment operations	4.72		6.61	6.97	(0.87)	4.86	2.51

Dividends from net investment income	—		(0.17)	(0.23)	(0.21)	(0.17)	(0.20)
Distributions from net realized gains	—		(1.72)	(1.06)	(1.60)	(1.09)	(1.29)

Total dividends and distributions	—		(1.89)	(1.29)	(1.81)	(1.26)	(1.49)

Net Asset Value – End of Period	$38.46		$33.74	$29.02	$23.34	$26.02	$22.42

Total Return	13.99%	(2)	22.83%	29.85%	-3.28%	21.69%	11.66%

Ratios and Supplemental Data:
Net assets, end of period (thousands)	$514,358		$449,653	$381,307	$308,667	$340,601	$286,508
Ratio of expenses to average net assets:
Before expense waiver and/or reimbursement	0.95%	(3)	0.98%	0.99%	0.98%	0.99%	0.98%
After expense waiver and/or reimbursement	0.80%	(3)	0.80%	0.80%	0.80%	0.80%	0.80%
Ratio of net investment income to average net assets:
Before expense waiver and/or reimbursement	0.29%	(3)	0.37%	0.61%	0.56%	0.50%	0.69%
After expense waiver and/or reimbursement	0.44%	(3)	0.55%	0.80%	0.74%	0.69%	0.87%
Portfolio turnover rate	8%	(2)	10%	9%	16%	11%	16%

(1)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.
(2)	Not annualized.
(3)	Annualized.

	LKCM Balanced Fund

	Six Months Ended June 30, 2021 (Unaudited)		Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016
Net Asset Value – Beginning of Period	$26.76		$24.22	$21.07	$22.18	$20.46	$19.60

Net investment income	0.10	(1)	0.24 (1)	0.27 (1)	0.23	0.20	0.20 (1)
Net realized and unrealized gain (loss) on investments	2.13		3.42	4.32	(0.70)	2.43	1.69

Total from investment operations	2.23		3.66	4.59	(0.47)	2.63	1.89

Dividends from net investment income	(0.10)		(0.24)	(0.27)	(0.23)	(0.20)	(0.18)
Distributions from net realized gains	—		(0.88)	(1.17)	(0.41)	(0.71)	(0.85)

Total dividends and distributions	(0.10)		(1.12)	(1.44)	(0.64)	(0.91)	(1.03)

Net Asset Value – End of Period	$28.89		$26.76	$24.22	$21.07	$22.18	$20.46

Total Return	8.33%	(2)	15.28%	21.85%	-2.15%	12.88%	9.70%

Ratios and Supplemental Data:
Net assets, end of period (thousands)	$137,107		$125,507	$103,825	$85,907	$83,430	$63,192
Ratio of expenses to average net assets:
Before expense waiver and/or reimbursement	0.95%	(3)	0.99%	1.00%	1.00%	1.02%	1.03%
After expense waiver and/or reimbursement	0.80%	(3)	0.80%	0.80%	0.80%	0.80%	0.80%
Ratio of net investment income to average net assets:
Before expense waiver and/or reimbursement	0.58%	(3)	0.78%	0.95%	0.83%	0.73%	0.73%
After expense waiver and/or reimbursement	0.73%	(3)	0.97%	1.15%	1.03%	0.95%	0.96%
Portfolio turnover rate	5%	(2)	18%	17%	17%	15%	16%

(1)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.
(2)	Not annualized.
(3)	Annualized.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING

	LKCM Fixed Income Fund

	Six Months Ended June 30, 2021 (Unaudited)		Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016
Net Asset Value – Beginning of Period	$11.19		$10.92	$10.47	$10.68	$10.67	$10.50

Net investment income	0.08	(1)	0.19 (1)	0.25 (1)	0.24	0.21	0.23
Net realized and unrealized gain (loss) on investments	(0.16)		0.27	0.45	(0.21)	0.02	0.17

Total from investment operations	(0.08)		0.46	0.70	0.03	0.23	0.40

Dividends from net investment income	(0.08)		(0.19)	(0.25)	(0.24)	(0.21)	(0.23)
Distributions from net realized gains	—		—	—	—	(0.01)	(0.00	)(2)

Total dividends and distributions	(0.08)		(0.19)	(0.25)	(0.24)	(0.22)	(0.23)

Net Asset Value – End of Period	$11.03		$11.19	$10.92	$10.47	$10.68	$10.67

Total Return	-0.76%	(3)	4.29%	6.70%	0.26%	2.15%	3.83%

Ratios and Supplemental Data:
Net assets, end of period (thousands)	$290,438		$289,857	$275,917	$249,286	$248,976	$226,862
Ratio of expenses to average net assets:
Before expense waiver and/or reimbursement	0.79%	(4)	0.79%	0.79%	0.78%	0.80%	0.78%
After expense waiver and/or reimbursement	0.50%	(4)	0.50%	0.50%	0.50%	0.50%	0.50%
Ratio of net investment income to average net assets:
Before expense waiver and/or reimbursement	1.09%	(4)	1.46%	2.02%	1.96%	1.66%	1.86%
After expense waiver and/or reimbursement	1.38%	(4)	1.75%	2.31%	2.24%	1.96%	2.14%
Portfolio turnover rate	25%	(3)	46%	37%	23%	28%	59%

(1)	Net investment income per share represents net investment income divided by the average shares outstanding during the period.
(2)	Less than $(0.005).
(3)	Not annualized.
(4)	Annualized.

	LKCM International Equity Fund

	Six Months Ended June 30, 2021 (Unaudited)		Year Ended December 31, 2020		May 1, 2019(1) through December 31, 2019
Net Asset Value – Beginning of Period	$12.44		$10.89		$10.00

Net investment income	0.06	(2)	0.03	(2)	0.02	(2)
Net realized and unrealized gain on investments	1.67		1.54		0.88

Total from investment operations	1.73		1.57		0.90

Dividends from net investment income	—		(0.02)		(0.01)
Distributions from return of capital	—		(0.00	)(3)	—
Distributions from net realized gains	—		—		(0.00	)(3)

Total dividends and distributions	—		(0.02)		(0.01)

Net Asset Value – End of Period	$14.17		$12.44		$10.89

Total Return	13.91%	(4)	14.45%		8.97%	(4)

Ratios and Supplemental Data:
Net assets, end of period (thousands)	$50,521		$32,295		$10,645
Ratio of expenses to average net assets:
Before expense waiver and/or reimbursement	1.36%	(5)	1.88%		4.09%	(5)
After expense waiver and/or reimbursement	1.00%	(5)	1.00%		1.00%	(5)
Ratio of net investment income (loss) to average net assets:
Before expense waiver and/or reimbursement	0.56%	(5)	(0.55)%		(2.76)%	(5)
After expense waiver and/or reimbursement	0.92%	(5)	0.33%		0.33%	(5)
Portfolio turnover rate	6%	(4)	6%		2%	(4)

(1)	Commencement of operations.
(2)	Net investment income per share represents net investment income divided by the average shares outstanding during the period.
(3)	Less than $(0.005).
(4)	Not annualized.
(5)	Annualized.

The accompanying notes are an integral part of these financial statements.

LKCM FUNDS
NOTES TO THE FINANCIAL STATEMENTS (UNAUDITED)

A.    Organization and Significant Accounting Policies:    LKCM Funds (the “Trust”) is registered under the Investment Company Act of 1940 (“1940 Act”) as an open-end, management investment company. The Trust was organized as a Delaware statutory trust on February 10, 1994 and consists of seven diversified series as of June 30, 2021, six of which are presented herein: the LKCM Small Cap Equity Fund, LKCM Small-Mid Cap Equity Fund, LKCM Equity Fund, LKCM Balanced Fund, LKCM Fixed Income Fund and LKCM International Equity Fund (collectively, the “Funds”). The assets of the Funds are invested in separate, independently managed portfolios. Investment operations of the Funds began on July 14, 1994 (LKCM Small Cap Equity Fund), January 3, 1996 (LKCM Equity Fund), December 30, 1997 (LKCM Balanced Fund and LKCM Fixed Income Fund), May 2, 2011 (LKCM Small-Mid Cap Equity Fund) and May 1, 2019 (LKCM International Equity Fund). The LKCM Small Cap Equity Fund, LKCM Small-Mid Cap Equity Fund and LKCM Equity Fund previously had two share classes—Institutional Class shares and Adviser Class shares. The Board of Trustees of the Trust approved the (i) liquidation and termination of Adviser Class shares of the LKCM Small Cap Equity Fund, which took place on October 31, 2018, and (ii) termination of Adviser Class shares of the LKCM Equity Fund and LKCM Small-Mid Cap Equity Fund, which had not commenced operations and had no assets or shareholders, on September 24, 2018. Each Fund charges a 1% redemption fee for redemptions of Fund shares held for less than 30 days, unless otherwise determined by a Fund in its discretion.

The LKCM Small Cap Equity Fund seeks to maximize long-term capital appreciation by investing under normal circumstances at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of smaller companies (those with market capitalizations at the time of investment between $600 million and $5 billion) which Luther King Capital Management Corporation (the “Adviser”) believes are likely to have above-average growth in revenue and/or earnings and potential for above-average capital appreciation. The LKCM Small-Mid Cap Equity Fund seeks to maximize long-term capital appreciation by investing under normal circumstances at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of small-mid capitalization companies (those with market capitalizations at the time of investment between $1.25 billion and $12 billion) which the Adviser believes are likely to have above-average growth in revenue and/or earnings and potential for above-average capital appreciation. The LKCM Equity Fund seeks to maximize long-term capital appreciation by investing under normal circumstances at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies which the Adviser believes are likely to have above-average growth in revenue and/or earnings, above-average returns on shareholders’ equity, potential for above-average capital appreciation and/or companies that the Adviser believes have attractive relative valuations. The LKCM Balanced Fund seeks current income and long-term capital appreciation by investing primarily in a portfolio of equity and fixed income securities with at least 25% of the Fund’s total assets invested in fixed income securities under normal circumstances. The LKCM Fixed Income Fund seeks current income by investing under normal circumstances at least 80% of its net assets (plus any borrowings for investment purposes) in a portfolio of investment grade corporate and U.S. Government fixed income securities. The LKCM International Equity Fund seeks to maximize long-term capital appreciation by investing primarily in equity securities of non-U.S. companies and invests under normal circumstances at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities.

The following is a summary of significant accounting policies followed by the Funds in preparation of the financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946, Investment Companies.

1.    Security Valuation:    Equity securities listed or traded on a U.S. securities exchange for which market quotations are readily available are valued at the last quoted sale price on the exchange on which the security is primarily traded. Nasdaq Global Market securities are valued at the Nasdaq Official Closing Price (“NOCP”). Unlisted U.S. equity securities and listed U.S. equity securities not traded on a particular valuation date are valued at the mean of the most recent quoted bid and ask price on the relevant exchanges or markets. Equity securities listed on a foreign exchange for which market quotations are readily available are valued at the last quoted sales price on the exchange on which the security is primarily traded. Debt securities are normally valued at the mean of the closing bid and ask price and/or by using a combination of broker quotations or evaluated prices provided by an independent pricing service. Futures and options on futures are valued at the settlement prices established each day on the principal exchange on which they are traded. Forward contracts are valued based on the forward rate using information provided by an independent pricing service. Other assets and securities for which no market or broker quotations or evaluated prices are readily available are valued in good faith at fair value using guidelines approved by the Board of Trustees. The Board of Trustees has established policies and procedures that authorize the Adviser to fair value a security in good faith under certain circumstances. The Funds may use prices provided by independent pricing services to assist in the fair valuation of the Funds’ portfolio securities. For foreign securities held by the LKCM International Equity Fund, such fair value prices generally will be based on such independent pricing services’ proprietary multi-factor models that measure movements in relevant indices, market indicators or other factors between the time the relevant foreign markets have closed and the time the Fund calculates its net asset value, and therefore may differ from quoted or official closing prices for such foreign securities in such foreign markets.

The Trust has adopted accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability. These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and “unobservable inputs” reflect an entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized in the three broad levels listed below.

Level 1	–	Quoted unadjusted prices for identical instruments in active markets to which the Trust has access at the date of measurement.

Level 2	–	Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

Level 3	–	Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Trust’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. As of June 30, 2021, the Funds’ assets carried at fair value were classified as follows:

LKCM Small Cap Equity Fund

Description	Level 1	Level 2	Level 3	Total
Common Stocks	$234,704,727	$—	$0 (1)	$234,704,727
Short-Term Investment	4,621,447	—	—	4,621,447

Total Investments*	$239,326,174	$—	$0	$239,326,174

LKCM Small-Mid Cap Equity Fund

Description	Level 1	Level 2	Level 3	Total
Common Stocks	$16,307,176	$—	$—	$16,307,176
Short-Term Investment	615,446	—	—	615,446

Total Investments*	$16,922,622	$—	$—	$16,922,622

LKCM Equity Fund

Description	Level 1	Level 2	Level 3	Total
Common Stocks	$487,469,656	$—	$—	$487,469,656
Short-Term Investments	27,713,510	—	—	27,713,510

Total Investments*	$515,183,166	$—	$—	$515,183,166

LKCM Balanced Fund

Description	Level 1	Level 2	Level 3	Total
Common Stocks	$95,343,316	$—	$—	$95,343,316
Corporate Bonds	—	39,843,894	—	39,843,894
Short-Term Investments	1,790,307	—	—	1,790,307

Total Investments*	$97,133,623	$39,843,894	$—	$136,977,517

LKCM Fixed Income Fund

Description	Level 1	Level 2	Level 3	Total
Corporate Bonds	$—	$227,904,443	$—	$227,904,443
U.S. Government Issues	—	28,429,091	—	28,429,091
U.S. Government Sponsored Entities	—	29,666,822	—	29,666,822
Short-Term Investment	2,538,570	—	—	2,538,570

Total Investments*	$2,538,570	$286,000,356	$—	$288,538,926

LKCM International Equity Fund

Description	Level 1	Level 2	Level 3	Total
Common Stocks	$—	$47,505,958	$—	$47,505,958
Preferred Stock	—	1,236,204	—	1,236,204
Short-Term Investments	1,784,314	—	—	1,784,314

Total Investments*	$1,784,314	$48,742,162	$—	$50,526,476

(1)	Level 3 security valued at $0.
*	Additional information regarding the industry classifications of these investments is disclosed in the Schedule of Investments.

Below is a reconciliation of Level 3 assets held by the LKCM Small Cap Equity Fund for which significant observable inputs were used to determine fair value.

Level 3
Description	Common Stocks
Balance as of December 31, 2020	$0
Purchases	—
Accreted discounts, net
Realized gain (loss)	—
Change in unrealized appreciation/depreciation	—
Transfers into/(out of) Level 3	—

Balance as of June 30, 2021	$0

Change in unrealized appreciation/depreciation during the period for Level 3 investments held at June 30, 2021	$—

2.    Federal Income Taxes:    The Funds have elected to be treated as “regulated investment companies” under Subchapter M of the Internal Revenue Code and each Fund intends to distribute all of its investment company net taxable income and net capital gains to shareholders. Therefore, no federal income tax provision is recorded.

3.    Distributions to Shareholders:    The LKCM Small Cap Equity Fund, LKCM Small-Mid Cap Equity Fund, LKCM Equity Fund and LKCM International Equity Fund generally intend to declare and pay income dividends and distribute net capital gains, if any, at least on an annual basis. The LKCM Balanced Fund and LKCM Fixed Income Fund generally intend to declare and pay income dividends on a quarterly basis and distribute net capital, if any, at least on an annual basis.

4.    Foreign Securities:    Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of U.S. issuers. These risks include devaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and securities of the U.S. government.

5.    Expense Allocation:    Expenses incurred by the Funds in the Trust are allocated among the Funds based upon (i) relative average net assets, (ii) a specific identification basis as incurred, or (iii) evenly among the Funds, depending on the nature of the expense.

6.    Use of Estimates:    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

7.    Guarantees and Indemnifications:    In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims against the Funds that have not yet occurred. Based on experience, the Funds expect the risk of loss to be remote.

8.    Security Transactions and Investment Income:    Security and shareholder transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Dividend income and dividends and distributions to shareholders are recorded on the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable jurisdiction’s tax rules and rates. Interest income is recognized on the accrual basis. All discounts and premiums are amortized based on the effective interest method for tax and financial reporting purposes. The Funds may hold the securities of real estate investment trusts (“REITs”). Distributions from such investments may include income, capital gains and return of capital.

9.    Other:    Distributions from net investment income and realized capital gains are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the consolidated financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share.

10.    Restricted and Illiquid Securities:    The Funds are permitted to invest in securities that are subject to legal or contractual restrictions on resale including investments considered by the Funds to be illiquid. Restricted securities generally may be resold in transactions exempt from registration. Illiquid investments are investments that the Funds reasonably expect cannot be sold or disposed of in current market conditions within seven calendar days or less in the ordinary course of business without the sale or disposition significantly changing the market value of the investment. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

B.    Investment Advisory and Other Agreements:    The Adviser serves as the investment adviser to the Funds under an Investment Advisory Agreement (the “Agreement”). The Adviser receives a fee, computed daily and payable quarterly, at the annual rates presented below as applied to each Fund’s average daily net assets. The Adviser has contractually agreed to waive all or a portion of its management fee and/or reimburse expenses of the Funds through May 1, 2022 in order to limit each Fund’s operating expenses to the annual cap rates presented below. This expense limitation excludes interest, taxes, brokerage commissions, indirect fees and expenses relating to investments in other investment companies, including money market funds, and extraordinary expenses.

For the six months ended June 30, 2021, the Adviser waived the following management fees and/or reimbursed expenses to meet its expense cap obligations:

	LKCM Small Cap Equity Fund	LKCM Small-Mid Cap Equity Fund	LKCM Equity Fund	LKCM Balanced Fund	LKCM Fixed Income Fund	LKCM International Equity Fund
Annual Management Fee Rate	0.75%	0.75%	0.70%	0.65%	0.50%	0.90%
Annual Cap on Expenses	1.00%	1.00%	0.80%	0.80%	0.50%	1.00%
Fees Waived and/or Expenses Reimbursed for the Six Months Ended June 30, 2021	$6,528	$56,110	$353,075	$99,338	$414,917	$74,938

The Trust reimburses the Adviser for a portion of compensation paid to the Trust’s Chief Compliance Officer. This compensation is reported as part of the “Trustees’ fees and officer compensation” expense on the Statement of Operations.

U.S. Bancorp Fund Services, LLC (“U.S. Bancorp”), doing business as U.S. Bank Global Fund Services, serves as transfer agent and administrator for the Trust and serves as accounting services agent for the Trust. U.S. Bank, N.A. serves as custodian for the Funds.

Distribution services are performed pursuant to a distribution contract with Quasar Distributors, LLC (“Quasar”), the Trust’s principal underwriter.

On July 7, 2021, Foreside Financial Group, LLC (“Foreside”), the parent company of Quasar, announced that it had entered into a definitive purchase and sale agreement with an affiliate of Genstar Capital (“Genstar”) pursuant to which Genstar would acquire a majority stake in Foreside (the “Transaction”). The Transaction is deemed to constitute a change in control of Foreside under the 1940 Act. As a result, the Transaction, which is expected to close at the end of the third quarter of 2021, will result in the assignment and termination of the distribution contract with Quasar. Quasar is expected to remain the Funds’ distributor after the close of the Transaction, subject to approval of the Board of Trustees of a new distribution agreement between the Funds, Quasar and the Adviser.

The Funds have adopted a Distribution Plan, under which each Fund may pay an annualized fee of up to 0.75% of its average daily net assets for distribution and other services. Currently, the Board of Trustees has not authorized payments under this plan and, as a result, the Funds currently neither accrue nor pay any fees under the plan.

C.    Fund Shares:    At June 30, 2021, there was an unlimited number of shares of beneficial interest, no par value, authorized, for each Fund. The following table summarizes the activity in shares of each Fund:

LKCM Small Cap Equity Fund
	Six Months Ended June 30, 2021		Year Ended December 31, 2020
	Shares	Amount	Shares	Amount
Shares sold	310,970	$7,468,176	762,251	$14,229,157
Shares issued to shareholders in reinvestment of distributions	—	—	318,189	6,876,068
Shares redeemed	(300,646)	(7,283,988)	(2,536,430)	(40,521,730)
Redemption fee		—		—

Net increase (decrease)	10,324	$184,188	(1,455,990)	$(19,416,505)

Shares Outstanding:
Beginning of period	9,311,600		10,767,590

End of period	9,321,924		9,311,600

LKCM Small-Mid Cap Equity Fund
	Six Months Ended June 30, 2021		Year Ended December 31, 2020
	Shares	Amount	Shares	Amount
Shares sold	49,849	$601,340	3,152	$29,921
Shares issued to shareholders in reinvestment of distributions	—	—	71,406	791,182
Shares redeemed	(65,037)	(802,694)	(104,924)	(965,072)
Other		—		2,145 (1)

Net decrease	(15,188)	$(201,354)	(30,366)	$(141,824)

Shares Outstanding:
Beginning of period	1,355,106		1,385,472

End of period	1,339,918		1,355,106

(1)	Reimbursement from U.S. Bancorp Fund Services, LLC to correct shareholder transaction.

LKCM Equity Fund
	Six Months Ended June 30, 2021		Year Ended December 31, 2020
	Shares	Amount	Shares	Amount
Shares sold	461,003	$16,705,468	842,802	$24,542,333
Shares issued to shareholders in reinvestment of distributions	—	—	681,511	22,830,617
Shares redeemed	(413,222)	(14,890,131)	(1,336,997)	(38,335,179)
Redemption fee		88		602

Net increase	47,781	$1,815,425	187,316	$9,038,373

Shares Outstanding:
Beginning of period	13,326,626		13,139,310

End of period	13,374,407		13,326,626

LKCM Balanced Fund
	Six Months Ended June 30, 2021		Year Ended December 31, 2020
	Shares	Amount	Shares	Amount
Shares sold	157,974	$4,360,282	940,460	$22,052,533
Shares issued to shareholders in reinvestment of distributions	15,916	447,872	190,194	4,942,296
Shares redeemed	(117,514)	(3,237,063)	(727,140)	(16,842,672)
Redemption fee		322		1,182

Net increase	56,376	$1,571,413	403,514	$10,153,339

Shares Outstanding:
Beginning of period	4,689,886		4,286,372

End of period	4,746,262		4,689,886

LKCM Fixed Income Fund
	Six Months Ended June 30, 2021		Year Ended December 31, 2020
	Shares	Amount	Shares	Amount
Shares sold	1,232,579	$13,660,332	3,423,810	$38,000,779
Shares issued to shareholders in reinvestment of distributions	161,796	1,782,167	402,793	4,445,623
Shares redeemed	(965,997)	(10,690,821)	(3,198,954)	(35,567,807)
Redemption fee		—		291

Net increase	428,378	$4,751,678	627,649	$6,878,886

Shares Outstanding:
Beginning of period	25,905,356		25,277,707

End of period	26,333,734		25,905,356

LKCM International Equity Fund
	Six Months Ended June 30, 2021		Year Ended December 31, 2020
	Shares	Amount	Shares	Amount
Shares sold	973,498	$12,890,922	1,640,644	$18,432,932
Shares issued to shareholders in reinvestment of distributions		—	3,036	37,889
Shares redeemed	(3,848)	(50,373)	(26,307)	(279,416)

Net increase	969,650	$12,840,549	1,617,373	$18,191,405

Shares Outstanding:
Beginning of period	2,595,050		977,677

End of period	3,564,700		2,595,050

D.    Security Transactions:    Purchases and sales of investment securities, other than short-term investments, for the six months ended June 30, 2021 were as follows:

	Purchases		Sales
	U.S. Government	Other	U.S. Government	Other
LKCM Small Cap Equity Fund	$—	$68,768,930	$—	$64,763,242
LKCM Small-Mid Cap Equity Fund	—	5,707,748	—	6,509,289
LKCM Equity Fund	—	37,032,499	4,300,000	37,677,077
LKCM Balanced Fund	—	8,531,432	—	6,589,920
LKCM Fixed Income Fund	2,505,273	71,244,594	10,840,684	57,663,727
LKCM International Equity Fund	—	15,139,669	—	2,384,870

E.    Tax Information:    At December 31, 2020, the components of accumulated earnings (losses) on a tax basis were as follows:

	LKCM Small Cap Equity Fund	LKCM Small-Mid Cap Equity Fund	LKCM Equity Fund	LKCM Balanced Fund	LKCM Fixed Income Fund	LKCM International Equity Fund
Tax cost	$112,583,596	$9,153,360	$208,096,697	$87,629,082	$272,993,377	$27,648,527

Gross unrealized appreciation	$90,597,375	$5,989,952	$244,361,423	$38,857,872	$14,678,119	$5,749,783
Gross unrealized depreciation	(341,539)	(19,157)	(2,810,359)	(917,287)	(119,271)	(731,557)

Net unrealized appreciation	$90,255,836	$5,970,795	$241,551,064	$37,940,585	$14,558,848	$5,018,226

Undistributed ordinary income	—	—	876	—	—	—
Undistributed long-term capital gain	3,698,265	393,760	—	—	—	—

Distributable earnings	$3,698,265	$393,760	$876	$—	$—	$—

Other accumulated losses	—	—	—	—	(1,340,959)	(580,651)

Total distributable earnings	$93,954,101	$6,364,555	$241,551,940	$37,940,585	$13,217,889	$4,437,575

The difference between book cost of investments and tax cost of investments is attributable primarily to the tax deferral of losses on wash sales.

Net investment income and realized gains and losses for federal income tax purposes may differ from that reported on the financial statements because of permanent book-to-tax differences. GAAP requires that permanent differences between financial reporting and tax reporting be reclassified between various components of net assets. These differences are primarily due to net operating losses, swap contract adjustments, dividend reclasses, and dividends on redemption adjustments with differing book and tax methods.

To the extent the Funds realize future net capital gains, taxable distributions will be reduced by any unused capital loss carryforwards as permitted by the Internal Revenue Code. At December 31, 2020, the capital loss carryforwards were as follows:

	Short-Term	Long-Term
LKCM Fixed Income Fund	$—	$1,340,959
LKCM International Equity Fund	543,515	16,437

At December 31, 2020, the following Fund deferred, on a tax basis, late-year ordinary losses of:

LKCM International Equity Fund	$20,699

The tax components of dividends paid during the periods shown below were as follows:

	Six Months Ended June 30, 2021			Year Ended December 31, 2020
	Ordinary Income	Return of Capital	Long-Term Capital Gains	Ordinary Income	Return of Capital	Long-Term Capital Gains
LKCM Small Cap Equity Fund	$—	$—	$—	$—	$—	$7,270,969
LKCM Small-Mid Cap Equity Fund	—	—	—	—	—	936,700
LKCM Equity Fund	—	—	—	2,114,875	—	21,784,240
LKCM Balanced Fund	459,312	—	—	1,068,531	—	4,004,232
LKCM Fixed Income Fund	1,959,306	—	—	5,026,453	—	—
LKCM International Equity Fund	—	—	—	55,491	6,140	—

The Funds designated earnings and profits distributed to shareholders upon the redemption of shares during 2020 in determining undistributed net capital gains as of December 31, 2020.

The Trust has adopted financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The Trust has reviewed all open tax years and major jurisdictions and concluded that there is no impact on the Funds’ financial position or results of operations. Tax years that remain open to examination by major tax jurisdictions include tax years ended December 31, 2017 through December 31, 2020 (LKCM Small Cap Equity Fund, LKCM Small-Mid Cap Equity Fund, LKCM Equity Fund, LKCM Balanced Fund and LKCM Fixed Income Fund) and December 31, 2019 through December 31, 2020 (LKCM International Equity Fund). There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on tax returns as of December 31, 2020. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. If applicable, the Funds would recognize interest accrued related to unrecognized tax benefits in “interest expense” and penalties in “other expense” on the statement of operations.

F.    Other Matters:    The global outbreak of COVID-19 and the ensuing pandemic has adversely impacted global economic and commercial activity and has contributed to significant volatility and uncertainty in global financial markets. The global impact of the COVID-19 pandemic continues to rapidly evolve and its long-term implications for economies, markets, sectors, industries and issuers remains uncertain. The financial and operational performance of the issuers of securities in which the Funds invest depends upon future developments with respect to the COVID-19 pandemic, including, without limitation, the scope, duration and spread of COVID-19 as well as the development, efficacy and administration of COVID-19 vaccines, and such future developments and uncertainties with respect thereto may adversely affect, among other things, the value and liquidity of the Funds’ investment, the Funds’ ability to satisfy redemption requests, and Funds’ financial and operational performance.

G.    Accounting Pronouncement:    In December 2020, the SEC adopted a new rule providing a framework for fund valuation practices (“Rule 2a-5”). Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 will permit fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security. In connection with Rule 2a-5, the SEC also adopted related recordkeeping requirements and is rescinding previously issued guidance, including with respect to the role of a board in determining fair value and the accounting and auditing of fund investments. The Funds will be required to comply with the rules by September 8, 2022. Management is currently assessing the potential impact of Rule 2a-5 on the Funds’ financial statements.

H.    Subsequent Events:    In preparing these financial statements, management has evaluated the Funds’ related events and transactions that occurred subsequent to June 30, 2021 through the date the financial statements were issued and has determined that there were no significant subsequent events requiring recognition or disclosure in the financial statements.

LKCM FUNDS
ADDITIONAL INFORMATION
June 30, 2021 (Unaudited)

Availability of Proxy Voting Information:    A description of the policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities, as well as information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available without charge, upon request, by calling toll-free 1-800-688-LKCM or on the SEC website at http://www.sec.gov.

The actual voting records relating to portfolio securities during the twelve month period ended June 30 (as filed with the SEC on Form N-PX) are available without charge, upon request, by calling the Funds toll free at 1-800-688-LKCM or by accessing the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedule:    The Funds file a complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Part F of Form N-PORT. The Funds’ Part F of Form N-PORT is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-732-0330. The Funds’ Part F of Form N-PORT may also be obtained by calling toll-free 1-800-688-LKCM.

RENEWAL OF INVESTMENT ADVISORY AGREEMENT

WITH RESPECT TO LKCM SMALL CAP EQUITY FUND, LKCM

SMALL-MID CAP EQUITY FUND, LKCM EQUITY FUND, LKCM

BALANCED FUND, LKCM FIXED INCOME FUND AND LKCM

INTERNATIONAL EQUITY FUND

Introduction. At a meeting held on February 24, 2021, the Board of Trustees of LKCM Funds, including the independent Trustees (the “Board”), approved the renewal of the Investment Advisory Agreement (the “Agreement”) between Luther King Capital Management Corporation (“LKCM”) and LKCM Funds, on behalf of the LKCM Small Cap Equity Fund (the “Small Cap Equity Fund”), LKCM Small-Mid Cap Equity Fund (the “Small-Mid Cap Equity Fund”), LKCM Equity Fund (the “Equity Fund”), LKCM Balanced Fund (the “Balanced Fund”), LKCM Fixed Income Fund (the “Fixed Income Fund”) and LKCM International Equity Fund (the “International Equity Fund” and collectively, the “Funds”).

In voting to approve the renewal of the Agreement, the Board considered information furnished throughout the year at regularly scheduled Board meetings, as well as information prepared specifically in connection with the annual renewal process. The Board also considered the overall fairness of the Agreement and factors it deemed relevant with respect to each Fund, including, but not limited to: (1) the nature, extent and quality of the services provided to each Fund; (2) the performance of each Fund as compared to a relevant benchmark, peer group of funds compiled by Lipper, Inc. (“Lipper”) and an account managed by LKCM pursuant to similar investment strategies (“Similar Account”) or a composite (“Composite”) of Similar Accounts; (3) the contractual advisory fee rate, actual advisory fee rate and net expense ratio of each Fund, how those compared to a peer group of funds compiled by Broadridge Financial Solutions, Inc. (“Broadridge”), and how each applicable Fund’s contractual advisory fee rate compared to the Similar Accounts; (4) the costs of services provided to the Funds and the profitability of LKCM with respect to such services; (5) the extent to which economies of scale would be realized by LKCM as a Fund grows and whether the fee levels reflect economies of scale for the benefit of investors; and (6) any other benefits derived by LKCM from its relationship with the Funds. The Board did not identify any single factor or item of information as controlling, and each Board member may have accorded different weights to the various factors in reaching his conclusions with respect to the Agreement.

In considering the renewal of the Agreement, the Board requested and considered a broad range of information provided by LKCM, including, but not limited to, reports relating to each Fund’s performance and expenses, information regarding the Similar Accounts, certain portfolio compliance policies and the background and experience of the portfolio managers. In addition, the Board considered a memorandum from its legal counsel regarding the Board’s legal duties in considering the renewal of the Agreement. The Board also meets each quarter to review the Funds’ performance and expenses and various aspects of the Funds’ operations.

Nature, Extent and Quality of Services. The Board reviewed and considered the nature, extent and quality of the advisory services provided by LKCM to each Fund under the Agreement. The Board considered that LKCM was established in 1979 and provides investment management services to private funds, foundations, endowments, pension plans, trusts, estates, high net worth individuals and other clients. The Board recognized that LKCM is responsible for managing the Funds, including identifying investments for the Funds, monitoring the Funds’ investment programs, executing trades and overseeing the Funds’ performance and compliance with applicable rules and regulations and the Funds’ investment policies. The Board considered LKCM’s financial resources, insurance coverage, culture of compliance and compliance operations that support the Funds. The Board also considered LKCM’s representation that it has invested considerable resources into the firm and its personnel to augment investment management and client service. The Board reviewed information regarding the portfolio managers and other key personnel who provide services to each Fund and considered LKCM’s representation that the firm historically has experienced low personnel turnover. The Board also considered LKCM’s representation that the firm has implemented a compensation structure designed to attract and retain highly qualified investment professionals.

The Board also reviewed the compliance services provided to the Funds by LKCM, including LKCM’s oversight of the Funds’ day-to-day operations. The Board considered the quality of LKCM’s compliance personnel. In addition, the Board considered LKCM’s summary of its oversight of the Funds’ key service providers. The Board also considered LKCM’s description of its best execution practices and noted LKCM’s representation that its soft-dollar and commission-sharing arrangements for client transactions (including those for the Funds) comply with the requirements of the safe harbor provided by Section 28(e) of the Securities Exchange Act of 1934, as amended.

Performance of the Funds. The Board considered the performance of each Fund compared to the Fund’s benchmark index (“benchmark”), peer groups of funds compiled by Broadridge and Lipper, and a Lipper peer group index (“Lipper Index”) for various time periods ended December 31, 2020. Additionally, the Board considered LKCM’s discussion of each Fund’s performance.

The Board noted LKCM’s representation that its investment strategy for the Funds focuses on investments in higher quality companies that meet LKCM’s stringent investment criteria, which LKCM believes have not been characteristics that have driven the performance of certain funds’ benchmarks in prior years, and considered that these factors had affected the performance of the Small Cap Equity Fund and Small-Mid Cap Equity Fund during the longer-term periods ended December 31, 2020. The Board also considered certain additional factors cited by LKCM as contributing to or detracting from a Fund’s performance during the prior year.

The Board noted that the Small Cap Equity Fund outperformed its benchmark, the Russell 2000 Index for the one-year, three-year, five-year and since-inception periods, but underperformed its benchmark for the ten-year period. The Board also noted that the Small Cap Equity Fund outperformed its Lipper Index for all relevant periods.

The Board noted that the Small-Mid Cap Equity Fund outperformed its benchmark, the Russell 2500 Index, for the one-year, three-year and five-year periods, but underperformed its benchmark for the since-inception period. The Board also noted that the Small-Mid Cap Equity Fund outperformed its Lipper Index for all relevant periods.

The Board noted that the Equity Fund outperformed its benchmark, the S&P 500 Index, for the one-year, three-year and five-year periods, but underperformed the benchmark for the ten-year and since-inception periods. The Board also noted that the Equity Fund outperformed its Lipper Index for all relevant periods.

The Board noted that the Balanced Fund had outperformed the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index and underperformed the S&P 500 Index for all relevant periods. The Board also compared the Balanced Fund’s performance to a custom blended index that reflected the Fund’s historical allocation to equity and fixed income securities (“Blended Index”). The Board noted that the Balanced Fund outperformed the Blended Index for the one-year and since-inception periods, but underperformed the Blended Index for the three-year, five-year and ten-year periods. The Board also noted that the Balanced Fund outperformed the Lipper Index for the three-year, five-year, ten-year and since-inception periods, but underperformed its Lipper Index for the one-year period.

The Board noted that the Fixed Income Fund underperformed its benchmark, the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index, for all relevant periods. The Board noted that the Fixed Income Fund underperformed its Lipper Index for the one-year, three-year and five-year periods, but outperformed its Lipper Index for the since-inception period and performed in line with its Lipper Index for the ten-year period.

The Board noted that the International Equity Fund outperformed its benchmark, the MSCI EAFE Index, and its Lipper Index, for the one-year and since-inception periods.

The Board also considered the performance of each Fund against its Similar Account or Composite, as applicable. The Board considered LKCM’s explanation that underperformance, if any, generally was attributable to tax considerations attendant to the management of a Fund that do not apply to non-taxable portfolios included in the Composite as well as the timing of cash flows resulting from shareholder purchases and redemptions for a Fund. In the case of the International Equity Fund, the Board also considered that LKCM’s explanation that the Fund’s underperformance relative to a private investment partnership following LKCM’s international equity strategy was attributable to the timing of cash flows associated with the investment of Fund assets, as the Fund realized net subscriptions during the year.

Fees and Expenses. The Board considered each Fund’s contractual advisory fee rate, effective advisory fee rate (the contractual advisory fee rate net of fee waivers and/or expense reimbursements), total expense ratio and net expense ratio (the total expense ratio, including Rule 12b-1 fees and non-Rule 12b-1 service fees, after fee waivers and/or expense reimbursements). The Board also considered that LKCM had contractually agreed to continue the current fee waivers and expense caps in effect for each Fund through May 1, 2021, and that LKCM intends to propose at the upcoming Board meeting that it will contractually agree to continue the current fee waivers and expense caps for each Fund through May 1, 2022.

The Board compared the contractual advisory fee rate, effective advisory fee rate and net expense ratio of each Fund to a category of similar funds compiled by Broadridge (“Expense Group”) and a broader category comprised of the Fund, the Expense Group and other similar retail funds (“Expense Universe”). The Broadridge reports did not include a comparison of a Fund’s contractual advisory fee rate relative to the Expense Universe. For the Expense Group, contractual advisory fee rates were compared at a Fund’s net asset level and did not include the Funds’ administrative expenses. The first quartile in an Expense Group and Expense Universe represents those funds with the lowest fees or expenses.

The Board generally considered that, although certain of the Funds’ contractual advisory fee rates are higher than those of their peers, the expense cap arrangements generally cause the Funds’ effective advisory fee rates and overall net expense ratios to be lower than, or in line with, those of their peers.

The Board noted that the contractual advisory fee rate for the Small Cap Equity Fund was in the first quartile of its Expense Group and the Fund’s effective advisory fee rate was in the first quartile of its Expense Group and second quartile of its Expense Universe. The Board also considered that the Small Cap Equity Fund’s net expense ratio was in the first quartile of its Expense Group and Expense Universe. In this case, the Small Cap Equity Fund’s contractual advisory fee rate was lower than the median of its Expense Group, and its effective advisory fee rate and net expense ratio were lower than the median of its Expense Group and Expense Universe, as applicable.

The Board noted that the contractual advisory fee rate for the Small-Mid Cap Equity Fund was in the first quartile of its Expense Group and the Fund’s effective advisory fee rate was in the first quartile of its Expense Group and Expense Universe. The Board also considered that the Small-Mid Cap Equity Fund’s net expense ratio was in the first quartile of its Expense Group and Expense Universe. In this case, the Small-Mid Cap Equity Fund’s contractual advisory fee rate was lower than the median of its Expense Group, and its effective advisory fee rate and net expense ratio were lower than the median of its Expense Group and Expense Universe, as applicable.

The Board noted that the contractual advisory fee rate for the Equity Fund was in the second quartile of its Expense Group and the Fund’s effective advisory fee rate was in the first quartile of its Expense Group and in the second quartile of its Expense Universe. The Board also considered that the Equity Fund’s net expense ratio was in the first quartile of its Expense Group and second quartile of its Expense Universe. In this case, the Equity Fund’s contractual advisory fee rate was lower than the median of its Expense Group, and its effective advisory fee rate and net expense ratio were lower than the median of its Expense Group and Expense Universe, as applicable.

The Board noted that the contractual advisory fee rate for the Balanced Fund was in the first quartile of its Expense Group and the Fund’s effective advisory fee rate was in the first quartile of its Expense Group and Expense Universe. The Board also considered that the Balanced Fund’s net expense ratio was in the first quartile of its Expense Group and in the second quartile in its Expense Universe. In this case, the Balanced Fund’s contractual advisory fee rate was lower than the median of its Expense Group, and its effective advisory fee rate and net expense ratio were lower than the median of its Expense Group and Expense Universe, as applicable.

The Board noted that the contractual advisory fee rate for the Fixed Income Fund was in the fourth quartile of its Expense Group and the Fund’s effective advisory fee rate was in the first quartile of its Expense Group and Expense Universe. The Board also considered that the Fixed Income Fund’s net expense ratio was in the first quartile of its Expense Group and Expense Universe. In this case, the Fixed Income Fund’s contractual advisory fee rate was higher than the median of its Expense Group and its effective advisory fee rate and net expense ratio were lower than the median of its Expense Group and Expense Universe, as applicable.

The Board noted that the contractual advisory fee rate for the International Equity Fund was in the fourth quartile of its Expense Group and the Fund’s effective advisory fee rate was in the first quartile of its Expense Group and Expense Universe. The Board also considered that the International Equity Fund’s net expense ratio was in the second quartile of its Expense Group and Expense Universe. In this case, the International Equity Fund’s contractual advisory fee rate was higher than the median of its Expense Group, and its effective advisory fee rate and net expense ratio were lower than the median of its Expense Group and Expense Universe, as applicable.

The Board also considered the advisory fee rates generally charged by LKCM to Similar Accounts and noted LKCM’s explanation that the fee rates charged by LKCM to the Funds and its Similar Accounts differ primarily as a result of the greater regulatory, compliance and related expenses incurred by LKCM in providing investment management services to the Funds as compared to the Similar Accounts.

Costs, Profitability and Economies of Scale. The Board considered LKCM’s costs in rendering services to the Funds and the profitability of LKCM. The Board reviewed the fees paid by each Fund, except the International Equity Fund, to LKCM for the last three calendar years. The Board reviewed the fees paid by the International Equity Fund to LKCM for the last two calendar years. The Board also reviewed the estimated profit and loss analysis provided by LKCM on a Fund-by-Fund basis for the past calendar year, before and after any distribution payments made by LKCM. The Board noted that, during the year, LKCM had invested significant resources to cap the Funds’ net expense ratios and facilitate the distribution of the Funds. With respect to economies of scale, the Board considered that the Funds generally benefit from competitive effective advisory fee rates and net expense ratios despite not having reached an asset size at which economies of scale traditionally would be considered to exist. The Board also considered that, while there are no breakpoints in the Funds’ advisory fee rate schedules, LKCM waives fees and/or reimburses expenses to maintain the Funds’ effective advisory fee rates and net expense ratios at competitive levels.

Benefits Derived by LKCM from Its Relationship with the Funds. The Board requested and considered information regarding the potential fall-out benefits to LKCM from its association with the Funds. The Board noted that LKCM believes that both LKCM and the Funds benefit from LKCM’s soft-dollar and commission-sharing arrangements, which enhance the level of research that LKCM is able to perform on the Funds’ portfolio companies. The Board also noted that LKCM believes its relationship with the Funds provides an indirect benefit to both parties in the form of enhanced recognition among institutional and other investors, consultants and other members of the financial community. The Board considered the indirect benefits to LKCM of this recognition, in the form of additional clients with separately managed portfolios or subadvisory relationships with other mutual funds, which also may attract additional investors to the Funds.

Conclusion. Based on its evaluation of these and other factors, the Board: (1) concluded that the fees paid to LKCM under the Agreement are fair and reasonable; (2) determined that shareholders would benefit from LKCM’s continued management of the Funds; and (3) approved the renewal of the Agreement with respect to the Funds.

ANNUAL REPORT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM

Pursuant to Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), LKCM Funds (the “Trust”) has adopted a liquidity risk management program (“Program”). The Program sets forth the Trust’s policies and procedures with respect to the management of liquidity risk for the separate series of the Trust (each, a “Fund”). Liquidity risk is generally defined as the risk that a Fund could not meet a request to redeem shares issued by the Fund without significant dilution of the interest of the remaining shareholders of the Fund.

As required by the Liquidity Rule, the Program addresses: (1) the assessment, management and periodic review of each Fund’s liquidity risk; (2) the liquidity classification of each Fund’s portfolio investments as a highly liquid, moderately liquid, less liquid or illiquid investment; (3) the determination of a highly liquid investment minimum (“HLIM”) for a Fund that does not primarily hold highly liquid investments, and procedures to respond to a shortfall in a Fund’s HLIM; (4) a limitation on each Fund’s investment in illiquid investments of 15% of the Fund’s net assets; and (5) redemptions in kind.

The Trust’s board of trustees (“Board”) has reviewed and approved the Program. The Board has designated Luther King Capital Management Corporation (“LKCM”), the Trust’s investment adviser, as the Program administrator (“Administrator”) with responsibility for administering the Program.

At a meeting of the Board held on May 25, 2021, the Board reviewed a written report (“Report”) from the Administrator addressing the operation of the Program and assessing the adequacy and effectiveness of its implementation, for the period April 1, 2020 through March 31, 2021 (the “Reporting Period”). The Report reflected that each Fund was invested primarily in highly liquid assets and had sufficient cash flows to manage its liquidity requirements, and no liquidity events impacting a Fund’s ability to timely meet redemption requests occurred during the Reporting Period. The Report stated that no material changes had been made to the Program during the Reporting Period, and concluded that the Program continues to be adequate and effective in managing the Funds’ liquidity risks and otherwise maintaining compliance with the Liquidity Rule.

LKCM FUNDS

PRIVACY NOTICE

Our Commitment to Your Privacy

At LKCM Funds, we are committed to safeguarding the confidentiality and privacy of nonpublic personal information about our current and former shareholders. This privacy notice describes the types of nonpublic personal information we collect about you and the sources through which we obtain this information, the purposes for which we obtain and use your nonpublic information, and the policies and procedures we have implemented to protect the privacy of your nonpublic personal information.

How We Protect Your Nonpublic Personal Information

Protecting your nonpublic personal information is an important priority at LKCM Funds. Accordingly, we have implemented policies and procedures designed to safeguard your nonpublic personal information, such as your tax identification number, account and investment history, account numbers, account balances and nonpublic contact information, from unauthorized access or use. Pursuant to these policies and procedures, we maintain various physical, technological, and administrative safeguards to protect the security and confidentiality of your nonpublic personal information, and we adapt these safeguards to respond to evolving technological and other standards.

We do not disclose nonpublic personal information about you to non-affiliated firms, organizations or individuals except as authorized by you or your representatives or as required or permitted by law. We may disclose nonpublic personal information about you to nonaffiliated third parties, such as custodians, brokers, auditors, accountants, and systems and administrative service providers, in connection with the services we provide to you or on your behalf. When we provide nonpublic personal information about you to nonaffiliated third parties for these purposes, we expect them to safeguard your nonpublic personal information, use your nonpublic personal information only for the intended purposes and otherwise abide by applicable law.

How We Obtain Your Nonpublic Personal Information

We collect nonpublic personal information about you from various sources, including documents, new account applications and other information that you or your representatives, custodians, attorneys, accountants or similar parties provide to us, communications that we have with you or your representatives, custodians, attorneys, accountants or similar parties, and documents and other information related to your accounts or investment experience with us.

Please do not hesitate to contact Jacob D. Smith, our Chief Compliance Officer, if you have any questions regarding this privacy notice or the measures we have implemented to protect the privacy of your nonpublic personal information.

U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, WI 53201-0701

LKCM FUNDS

P.O. Box 701

Milwaukee, WI 53201-0701

Officers and Trustees
J. Luther King, Jr., CFA, CIC Trustee, President and Chief Executive Officer	Richard J. Howell Trustee	Richard Lenart Secretary & Treasurer

Paul W. Greenwell Vice President	Larry J. Lockwood Chairman of the Board of Trustees	Jacob D. Smith Chief Financial Officer Chief Compliance Officer

Steven R. Purvis, CFA Trustee, Vice President	Mauricio Rodriguez Trustee

Investment Adviser
Luther King Capital Management Corporation 301 Commerce Street, Suite 1600 Fort Worth, TX 76102
Administrator, Transfer Agent, Dividend Paying Agent & Shareholder Servicing Agent
U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, WI 53201-0701
Custodian
U.S. Bank, N.A. 1555 N. River Center Drive, Suite 302 Milwaukee, WI 53212
Independent Registered Public Accounting Firm
Deloitte & Touche LLP 555 E. Wells St., Suite 1400 Milwaukee, WI 53202
Distributor
Quasar Distributors, LLC 111 East Kilbourn Avenue, Suite 2200 Milwaukee, WI 53202

LKCM Aquinas Catholic Equity Fund

Semi-Annual Report

June 30, 2021

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the LKCM Funds’ shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the LKCM Funds (if you hold your Fund shares directly with the LKCM Funds) or from your financial intermediary, such as a broker-dealer or bank (if you hold your Fund shares through a financial intermediary). Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you hold your Fund shares directly with the LKCM Funds, you may elect to receive shareholder reports and other communications electronically from the LKCM Funds by calling 1-800-423-6369 or, if you hold your Fund shares through a financial intermediary, by contacting your financial intermediary.

You may elect to receive all future reports on paper free of charge. If you hold your Fund shares directly with the LKCM Funds, you can inform the LKCM Funds that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-423-6369 or, if you hold your Fund shares through a financial intermediary, contacting your financial intermediary. Your election to receive reports in paper will apply to all of the LKCM Funds you hold directly with LKCM Funds or all of the funds you hold through your financial intermediary, as applicable.

Dear Fellow Shareholders:

We report the following performance information for the LKCM Aquinas Catholic Equity Fund for indicated periods ended June 30, 2021:

Fund	Inception Date	NAV @ 6/30/21	Net Expense Ratio*, **	Gross Expense Ratio**	Six Month Total Return Ended 6/30/21	One Year Total Return Ended 6/30/21	Five Year Average Annualized Return Ended 6/30/21	Ten Year Average Annualized Return Ended 6/30/21	Avg. Annual Total Return Since Incept.***
LKCM Aquinas Catholic Equity Fund(1)	07/11/2005	$19.99	1.00%	1.48%	14.03%	42.48%	17.42%	12.37%	9.50%
S&P 500® Index(2)					15.25%	40.79%	17.65%	14.84%	10.49%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-423-6369. The Fund imposes a 1.00% redemption fee on shares held less than 30 days. If reflected, the fee would reduce performance shown.

*

Luther King Capital Management Corporation, the Fund’s investment adviser, has contractually agreed to waive all or a portion of its management fee and/or reimburse expenses of the Fund to maintain an expense ratio of 1.00% per annum through May 1, 2022. This expense limitation excludes interest, taxes, brokerage commissions, indirect fees and expenses related to investments in other investment companies, including money market funds, and extraordinary expenses. Investment performance, which is based on the net expense ratio, reflects fee waivers, if any, in effect during the relevant period. In the absence of such waivers, total return would be reduced. Investment performance is based upon the net expense ratio. LKCM waived management fees and/or reimbursed expenses for the Fund during the six months ended June 30, 2021.

**	Expense ratios above are as reported in the Fund’s current prospectus dated May 1, 2021. Expense ratios reported for other periods in the financial highlights of this report may differ.
***

The assets of the Aquinas Value Fund, Aquinas Growth Fund and Aquinas Small-Cap Fund were acquired by the LKCM Aquinas Value Fund, LKCM Aquinas Growth Fund and LKCM Aquinas Small Cap Fund, respectively, on July 11, 2005. Due to the change in adviser and investment technique, performance is being quoted for the period after the merger. The LKCM Aquinas Small Cap Fund and LKCM Aquinas Growth Fund were reorganized into the LKCM Aquinas Value Fund effective upon the close of business on July 29, 2016, after which the LKCM Aquinas Value Fund’s name, investment strategies and expenses changed to those of the LKCM Aquinas Catholic Equity Fund. The performance shown prior to August 1, 2016 is that of the LKCM Aquinas Value Fund.

(1)

Effective upon the close of business on July 29, 2016, the LKCM Aquinas Small Cap Fund and the LKCM Aquinas Growth Fund reorganized into the LKCM Aquinas Value Fund (the “Reorganizations”). Immediately after the Reorganizations were completed, the LKCM Aquinas Value Fund changed its name to the LKCM Aquinas Catholic Equity Fund and its investment strategies and expenses, including the expense limitation agreement, changed to the investment strategies and expenses, including the expense limitation agreement, of the LKCM Aquinas Catholic Equity Fund. The Fund’s performance prior to August 1, 2016 reflects the Fund’s prior investment strategies.

(2)

The S&P 500® Index is an unmanaged capitalization-weighted index of 500 selected stocks that is generally considered representative of the performance of large capitalization companies in the U.S. stock market.

Note: The index defined above is not available for direct investment and the index performance therefore does not include fees, expenses or taxes.

1H2021 Review

The current economic cycle has been turbocharged through a unique combination of market behaviors. First, policymakers reacted strongly to threats posed by the pandemic to households and businesses. These actions resulted in an increase of approximately 27% in the money supply since March of 2020, and the U.S. government engaged in significant deficit spending. Similarly, businesses curtailed operations, not to combat a normal economic downturn, but instead to survive an existential threat presented by the pandemic. These decisions contributed to the largest ever quarterly decline in Gross Domestic Product (GDP), a rapid increase in joblessness, and extensive liquidation of inventory. Finally, households hoarded savings, establishing a new record level of savings to income, much of which currently remains in the form of personal savings. In the current economic cycle, GDP has recovered to its prior peak after only a year. In contrast, it took three-and-a-half years for economic output to recover following the Global Financial Crisis, which ended in 2009.

We believe the rapid pace of economic growth is accentuating supply and demand imbalances created by the recession, and the situation is compounded by the logistical and production challenges of smoothly restarting the global supply chain. This dynamic has given rise to labor shortages and rising inflation in 2021. More than half of the increase in the Consumer Price Index (CPI) in April and May 2021 resulted from higher vehicle prices, in tandem with a rebound in pandemic-affected prices for flying and hotel accommodations. Input costs such as those for lumber, steel, and microchips have all recently peaked following a multifold increase. In terms of labor, aside from a few lower-wage sectors such as retail and hospitality, overall wage growth remains constrained. On the surface, these data points thus far appear to remain consistent with Federal Reserve Bank Chairman Jerome Powell’s message that inflation will likely be “transitory.” However, we believe the degree to which inflationary pressures broaden and become persistent will likely have a significant impact on how investors view the likely path of monetary policy and corollary implications for the stock market.

With the economic recovery in full motion, we believe that investors face a much different set of questions this year versus last year. For example, how long will it take the economy to return to full employment, and what happens to inflation in the interim and beyond? In our view, there is a great deal of uncertainty and debate surrounding these two questions, as they are central to shaping the path of monetary

2

policy, which remains extremely accommodative even as the economy begins to heat up. We believe that the analysis is unusually complex for three reasons. First, economic data are very volatile as year-over-year comparisons produce extreme outputs for series such as GDP and CPI. Second, extraordinary fiscal and monetary policy, such as supplemental unemployment benefits and large-scale asset purchases by the Federal Reserve, continues to support the economy. Third, both the demand side (how fast will consumer spending recover?) and the supply side (how much labor market slack is there and how quickly will it dissipate?) have been impacted, making the forecasting of a new equilibrium challenging. As a result, we believe economic activity and data are likely to remain volatile and challenging for investors to digest.

Higher costs are returning as companies grapple with supply chain shortages and surging demand as the economy continues to reopen. Inflation also continues to rise compared to last year, based on the latest CPI readings. However, we believe a mix of temporary shortages, supply chain disruptions, and rebounds in transportation prices have driven the spike in CPI readings. In our view, elevated inflation readings are likely to persist until markets resolve supply chain constraints and other post-pandemic disruptions. Therefore, we think there may be sustained higher inflation readings over the following several months and possibly into the year-end. We believe it is important not to be overly dismissive of headline inflation. Market imbalances often emerge first in faster-moving prices such as gasoline, auto prices, hotel prices, and apparel, but can eventually creep into more moderate increases in a broader basket of slower-moving prices.

Beyond short-term price volatility in goods that are subject to dramatic swings in supply and demand, we continue to closely monitor the labor market for signs of wage pressure. We believe the employment dynamic exiting the pandemic-induced recession is very different from what followed the 2007—2009 recession. At the conclusion of the previous recession, labor was plentiful relative to demand, which contributed to relatively minimal inflation pressures. Abundant labor last cycle was also partly responsible for a decade of low productivity growth. In our view, there is a greater risk today that wage growth could rise at a faster pace than last cycle if current signs of labor market tightness prove more dogged than anticipated.

Regarding the labor market, there were approximately 4.3% fewer people employed at the end of the second quarter of 2021 than in January of 2021, which to us implies that meaningful slack resides in the labor market. However, company survey data, such as the National Federation of Independent Business (NFIB) small business survey, suggests a different story. The most recent survey indicated that approximately 48% of firms reported difficulty filling vacant positions in May 2021, the highest level in the 46-year history of the survey. The reopening-driven recovery in labor demand has tightened the labor market at a time when labor supply is still constrained by supplemental unemployment benefits and the lingering effects of social distancing. There were 9.5 million unemployed workers as of the end of June 2021. Therefore, the ratio of unemployed workers to job openings has fallen to a level usually associated with tight labor markets. This is particularly true in lower-wage services that face greater competition from unemployment benefits. We believe that we are unlikely to get a clear view of the health of the labor market until this fall when supplemental unemployment benefits expire, and schools across the country open for in-person learning.

While we believe investors are rightly focused on inflation and the health of the labor market, there is another key aspect of the business cycle which we believe deserves attention—business investment, which is emerging as a powerful source of economic growth that will likely help sustain the economic recovery. Although business investment accounts for only approximately 18% of GDP, it carries important implications, because rising business investment helps fuel economic output. These types of expenditures are important because they can lift worker productivity, or output per hour. While productivity was very sluggish during the prior economic expansion, capital goods orders are now beginning to show signs of growth. Business investment is also important because it drives job creation and can mitigate wage pressures.

2H2021 Outlook

Supply and demand imbalances have led to a spike in inflation readings; however, we believe much of the underlying cause is directly linked to unique circumstances such as auto and travel prices, which we believe will moderate as the year-end approaches. Turning to the labor market, while the pace of hiring has quickened, we believe there is also a rational speed limit to which the matching of workers with employers can naturally occur. In our view, pronounced labor market churn is due in part to the need for workers to change jobs to reach the marginal bid for new workers, which is around $15 per hour and may include a signing bonus. Excess savings and the ongoing unemployment trends in many states give workers more bargaining power, while also allowing the unemployed to be more selective in finding the right match. However, we believe these constraints should ease in the second half of 2021 as supplemental benefits expire and schools open for in-person learning. We currently anticipate that the economy will lurch forward in 2021 in conjunction with strong corporate earnings. We believe that accompanying inflation readings are anticipated to moderate by the end of the year.

We believe there are two prominent risks to our current outlook. The first is a pandemic resurgence sparked by the spread of more powerful virus variants against which existing vaccines are substantially less effective. In our view, such a development would likely negatively impact global economies more substantially than the domestic economy due to differences in vaccination levels and health care infrastructure. Under this potential scenario, global supply and demand imbalances would persist, rather than correcting. The second key risk is that strong inflation readings in a narrow set of goods and services bleed over into a broader basket of goods and services. If the seemingly tight labor market constricts further and wage growth is not offset by productivity improvements, we believe further cost pressures could build in the economy. As a result, the Federal Reserve Bank could conclude it is behind the curve and move quickly to tighten monetary policy to dampen inflation. We believe such an action could startle capital markets. Neither of these more visible risks

3

should be overlooked, but our current view anticipates economic momentum to carry over into next year and monetary policy to tighten very slowly, both of which continue to create an economic backdrop that is supportive of equity values.

LKCM Aquinas Catholic Equity Fund

During the six months ended June 30, 2021, the LKCM Aquinas Catholic Equity Fund returned 14.03% against the 15.25% return for the Fund’s benchmark, the S&P 500® Index. During the first half of the year, the Fund benefited from good sector allocation decisions relative to the benchmark, which was offset somewhat by stock selection decisions relative to the benchmark. The Fund benefited from an overweight position in the Energy sector and an underweight position in the Utilities sector relative to the benchmark, which was partially offset by an underweight position in the Financials sector. Stock selection decisions in the Information Technology, Energy and Communication Services sectors benefited the Fund’s performance relative to the benchmark, which was offset by stock selection in the Industrials, Material and Healthcare sectors relative to the benchmark.

We believe the major drivers of the continued advance in stock prices have been the strong recovery in corporate profits and the stability of low interest rates. We currently anticipate that overall corporate profit growth for companies the S&P 500® Index will be nearly 40% for the 2021 calendar year, versus a decline of approximately 16% for 2020. If our expectations prove accurate, overall corporate profit growth for these companies will represents an advance of approximately 17% advance as compared to the non-COVID influenced 2019 calendar year.

Importantly, we believe our early outlook for calendar 2022 indicates the potential for continued advances in corporate earnings, but likely at a more normalized rate of approximately 10-12%. Our current outlook has no reduction adjustment related to the proposed tax increases that are being discussed in Washington. We should also note that our current outlook does not take into consideration any potential business disruption related to issues associated with a second strain of COVID that could develop and prove unpredictable. To date, corporate earnings have advanced at rates above our expectations and our discussions with corporate management teams indicate an upward bias to our current estimates.

In the short term, we believe companies are dealing with a variety of issues, including availability of workers at reasonable wage levels, the inability to acquire parts and products due to the port disruption and other supply chain disruptions, and the confusion around the potential impact of anticipated tax changes. These potentially will have differing impacts on the various sectors and companies in which the Fund is invested. In addition, we believe these issues, coupled with shifts in demand for products, have put upward pressure on prices and inflation has become a concern, particularly with respect to commodities and semiconductors. We believe these elevated inflation levels are likely to remain with us for most of the remainder of the year. In the event these higher prices prove more permanent and less transitory than the government currently projects, we believe higher interest rates and valuation pressures on market prices for publicly traded securities could develop.

We remain focused on the core tenets of our investment strategy for the Fund and have opportunistically acquired new holdings for the Fund in a select number of companies. Although a correction in stock prices is overdue in our view, we believe the Fund remains well-positioned with its focus on investments in competitively advantaged companies and our longer-term view of the markets remains constructive.

J. Luther King, Jr., CFA, CIC

July 12, 2021

4

The information provided herein represents the opinion of J. Luther King, Jr., CFA, CIC and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

Please refer to the Schedule of Investments found on page 8 of the report for more information on Fund holdings. Fund holdings and sector allocations are subject to change and are not recommendations to buy or sell any securities.

Mutual fund investing involves risk. Principal loss is possible. Past performance is not a guarantee of future results. Investments in equity securities are subject to market risks and significant fluctuations in value. Small and medium capitalization funds typically carry additional risks, since smaller companies generally have a higher risk of failure, and, historically, their stocks have experienced a greater degree of market volatility than stocks on average. These risks are discussed in the Fund’s summary and statutory prospectuses. Since the Fund practices socially responsible investing within the framework provided by the United States Conference of Catholic Bishop’s Socially Responsible Investing Guidelines, the Fund may forego a profitable investment opportunity or sell a security when it may be disadvantageous to do so.

Earnings growth is not a measure of future performance.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-688-LKCM. Returns would have been lower if LKCM had not waived a portion of its management fee and/or reimbursed certain expenses of the Fund. Please see Note B to the Notes to the Financial Statements for specific information regarding management fee waiver and/or expense reimbursement arrangements for the Fund.

Yield curve is a line that plots yields (interest rates) of bonds having equal credit quality but differing maturity dates. The slope of the yield curve gives an idea of future interest rate changes and economic activity.

The Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index is an unmanaged market value weighted index measuring both the principal price changes of, and income provided by, the underlying universe of securities that comprise the index. Securities included in the index must meet the following criteria: fixed as opposed to variable rate; remaining maturity of one to ten years; minimum outstanding par value of $250 million; rated investment grade or higher by Moody’s Investors Service or equivalent; must be dollar denominated and non-convertible; and must be publicly issued.

Price-earnings ratio is the ratio of a company’s share price to the company’s earnings per share.

Duration is a measure of the sensitivity of the price of a bond or other debt instrument to a change in interest rates.

Cash flow is the net amount of cash and cash-equivalents being transferred into and out of a business.

Investors should consider the investment objective, risks and charges and expenses of the Fund carefully before investing. The Fund’s summary prospectus and prospectus contain this and other information about the Fund. Investors can obtain the summary prospectus and the prospectus by calling 1-800-423-6369. The summary prospectus and prospectus should be read carefully before investing in the Fund.

Quasar Distributors, LLC, distributor.

5

LKCM Aquinas Catholic Equity Fund Expense Example — June 30, 2021 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (01/01/2021-6/30/2021).

ACTUAL EXPENSES

The third and fourth columns of the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the fourth column under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Although the Fund charges no sales load, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC (doing business as U.S. Bank Global Fund Services) the Fund’s transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent. You will be charged a redemption fee equal to 1.00% of the net amount of the redemption if you redeem your shares of the Fund within 30 days of purchase, unless otherwise determined by the Fund in its discretion. To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example below. The example below includes management fees, registration fees and other expenses. However, the example below does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles.

HYPOTHETICAL EXAMPLES FOR COMPARISON PURPOSES

The fifth and sixth columns of the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the fifth and sixth columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactions costs were included, your costs would have been higher.

			Actual		Hypothetical (5% return before expenses)
	Fund’s Annualized Expense Ratio(1)	Beginning Account Value 01/01/2021	Ending Account Value 06/30/2021	Expenses Paid During Period(1)	Ending Account Value 06/30/2021	Expenses Paid During Period(1)
LKCM Aquinas Catholic Equity Fund	1.00%	$1,000.00	$1,140.30	$5.31	$1,019.84	$5.01

(1)	Expenses are equal to the annualized net expense ratio for the Fund, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

6

ALLOCATION OF PORTFOLIO HOLDINGS — LKCM Aquinas Catholic Equity Fund — June 30, 2021 (Unaudited)

Percentages represent market value as a percentage of total investments.

LKCM Aquinas Catholic Equity Fund

7

LKCM AQUINAS CATHOLIC EQUITY FUND
SCHEDULE OF INVESTMENTS
June 30, 2021 (Unaudited)

COMMON STOCKS - 97.4%	Shares	Value
Aerospace & Defense - 3.8%
Honeywell International, Inc.	7,000	$1,535,450
Teledyne Technologies Inc. (a)	1,759	736,722

		2,272,172

Banks - 8.6%
Comerica, Inc.	15,000	1,070,100
Cullen/Frost Bankers, Inc.	5,000	560,000
Truist Financial Corp.	32,375	1,796,813
Zions Bancorp N.A.	32,500	1,717,950

		5,144,863

Beverages - 5.2%
The Coca-Cola Co.	12,500	676,375
Keurig Dr Pepper, Inc.	22,500	792,900
PepsiCo, Inc.	11,000	1,629,870

		3,099,145

Chemicals - 8.1%
Air Products & Chemicals, Inc.	4,000	1,150,720
Corteva, Inc.	22,500	997,875
DuPont de Nemours, Inc.	14,500	1,122,445
Ecolab, Inc.	5,000	1,029,850
The Sherwin-Williams Co.	2,100	572,145

		4,873,035

Communications Equipment - 1.0%
QUALCOMM, Inc.	4,200	600,306

Computers & Peripherals - 3.4%
Apple, Inc.	15,000	2,054,400

Construction Materials - 1.2%
Martin Marietta Materials, Inc.	2,000	703,620

Consumer Finance - 2.1%
American Express Company	7,500	1,239,225

Electrical Equipment & Instruments - 3.1%
Roper Technologies, Inc.	4,000	1,880,800

Electronic Equipment & Instruments - 3.1%
Trimble, Inc. (a)	22,500	1,841,175

Health Care Equipment & Supplies - 1.6%
Stryker Corp.	3,700	961,001

Internet & Catalog Retail - 2.9%
Amazon.com, Inc. (a)	500	1,720,080

IT Consulting & Services - 4.8%
Black Knight, Inc. (a)	10,000	779,800
Broadridge Financial Solutions, Inc.	5,500	888,415
PayPal Holdings, Inc. (a)	4,200	1,224,216

		2,892,431

Machinery - 2.5%
Xylem, Inc.	12,500	1,499,500

Media & Entertainment - 7.1%
Alphabet, Inc. - Class A (a)	1,200	2,930,148
Pinterest, Inc. - Class A (a)	9,000	710,550
The Walt Disney Co. (a)	3,600	632,772

		4,273,470

COMMON STOCKS	Shares	Value
Multiline Retail - 1.8%
Dollar Tree, Inc. (a)	10,500	$1,044,750

Oil & Gas & Consumable Fuels - 6.6%
Chevron Corp.	5,000	523,700
Devon Energy Corp.	43,902	1,281,499
Kinder Morgan, Inc.	52,500	957,075
Pioneer Natural Resources Co.	7,500	1,218,900

		3,981,174

Pharmaceuticals - 7.0%
Abbott Laboratories	17,500	2,028,775
Zoetis, Inc.	11,500	2,143,140

		4,171,915

Professional Services - 2.3%
Verisk Analytics, Inc.	8,000	1,397,760

Software - 12.7%
Adobe, Inc. (a)	3,700	2,166,868
Microsoft Corp.	8,000	2,167,200
Oracle Corp.	27,500	2,140,600
Sprout Social, Inc. - Class A (a)	13,000	1,162,460

		7,637,128

Software & Services - 2.8%
Akamai Technologies, Inc. (a)	14,500	1,690,700

Specialty Retail - 4.3%
The Home Depot, Inc.	4,500	1,435,005
Petco Health & Wellness Co, Inc. (a)	52,000	1,165,320

		2,600,325

Textiles, Apparel & Luxury Goods - 1.4%
VF Corp.	10,000	820,400

TOTAL COMMON STOCKS
(Cost $26,672,814)		58,399,375

SHORT-TERM INVESTMENT - 2.8%
Money Market Fund - 2.8%
Invesco Short-Term Investments Trust - Government & Agency Portfolio - Institutional Shares, 0.03% (b)	1,673,280	1,673,280

TOTAL SHORT-TERM INVESTMENT
(Cost $1,673,280)		1,673,280

Total Investments - 100.2%
(Cost $28,346,094)		60,072,655
Liabilities in Excess of Other Assets - (0.2)%		(120,172)

TOTAL NET ASSETS - 100.0%		$59,952,483

(a)	Non-income producing security.
(b)	The rate quoted is the annualized seven-day yield of the Fund at period end.

Investments are classified by industry pursuant to the Global Industry Classification Standard (GICS®), which was developed by and/or is the exclusive property of Morgan Stanley Capital International, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

8

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2021 (Unaudited)

LKCM Aquinas Catholic Equity Fund

Assets
Investments, at value*	$60,072,655
Dividends and interest receivable	37,796
Receivable for Fund shares sold	12,000
Prepaid expenses and other assets	8,757

Total assets	60,131,208

Liabilities
Payable for investment advisory fees (Note B)	73,748
Payable for distribution expense (Note B)	27,556
Payable for administrative fees	8,029
Payable for accounting and transfer agent fees and expenses	10,911
Payable for professional fees	12,745
Payable for custody fees and expenses	384
Payable for reports to shareholders	4,663
Payable for trustees’ fees and officer compensation (Note B)	3,329
Payable for Fund shares redeemed	37,155
Accrued expenses and other liabilities	205

Total liabilities	178,725

Net assets	$59,952,483

Net assets consist of:
Paid-in capital	$21,266,860
Total distributable earnings	38,685,623

Net assets	$59,952,483

Shares of beneficial interest outstanding (unlimited shares of no par value authorized)	2,999,140
Net asset value per share (offering and redemption price)	$19.99

* Cost of Investments	$28,346,094

The accompanying notes are an integral part of these financial statements.

9

STATEMENT OF OPERATIONS
Six Months Ended June 30, 2021 (Unaudited)

LKCM Aquinas Catholic Equity Fund

Investment Income:
Dividends*	$344,927
Interest	132

Total investment income	345,059

Expenses:
Investment advisory fees (Note B)	253,884
Administrative fees	25,351
Accounting and transfer agent fees and expenses	37,799
Distribution expense (Note B)	28,209
Professional fees	11,716
Trustees’ fees and officer compensation (Note B)	14,196
Federal and state registration	13,458
Custody fees and expenses	2,853
Reports to shareholders	5,882
Other	926

Total expenses	394,274
Less, expense waiver and/or reimbursement (Note B)	(112,180)

Net expenses	282,094

Net investment income	62,965

Realized and Unrealized Gain:
Net realized gain on:
Investments	$5,808,106
Net change in unrealized appreciation on:
Investments	1,550,024

Net Realized and Unrealized Gain	7,358,130

Net Increase in Net Assets Resulting from Operations	$7,421,095

The accompanying notes are an integral part of these financial statements.

10

STATEMENTS OF CHANGES IN NET ASSETS

LKCM Aquinas Catholic Equity Fund

	Six Months Ended June 30, 2021 (Unaudited)	Year Ended December 31, 2020
Operations:
Net investment income	$62,965	$168,991
Net realized gain	5,808,106	4,536,968
Net change in unrealized appreciation	1,550,024	5,819,393

Net increase in net assets resulting from operations	7,421,095	10,525,352

Net Dividends and Distributions to Shareholders	—	(3,408,224)

Net decrease in net assets from Fund share transactions	(1,330,501)	(663,370)

Total increase in net assets	6,090,594	6,453,758

Net Assets:
Beginning of period	53,861,889	47,408,131

End of period	$59,952,483	$53,861,889

The accompanying notes are an integral part of these financial statements.

11

FINANCIAL HIGHLIGHTS
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING

	LKCM Aquinas Catholic Equity Fund

	Six Months Ended June 30, 2021 (Unaudited)		Year Ended December 31,
			2020	2019	2018	2017	2016 (1)
Net Asset Value – Beginning of Period	$17.53		$15.06	$12.80	$17.19	$15.40	$15.17

Net investment income	0.02	(2)	0.06 (2)	0.07 (2)	0.06 (2)	0.05	0.04
Net realized and unrealized gain (loss) on investments	2.44		3.59	3.92	(1.46)	3.16	1.41

Total from investment operations	2.46		3.65	3.99	(1.40)	3.21	1.45

Dividends from net investment income	—		(0.06)	(0.08)	(0.07)	(0.05)	(0.04)
Distributions from net realized gains	—		(1.12)	(1.65)	(2.92)	(1.37)	(1.18)

Total dividends and distributions	—		(1.18)	(1.73)	(2.99)	(1.42)	(1.22)

Net Asset Value – End of Period	$19.99		$17.53	$15.06	$12.80	$17.19	$15.40

Total Return	14.03%(3)		24.28%	31.16%	-7.96%	20.79%	9.52%

Ratios and Supplemental Data:
Net assets, end of period (thousands)	$59,952		$53,862	$47,408	$45,332	$71,058	$62,997
Ratio of expenses to average net assets:
Before expense waiver and/or reimbursement	1.40%(4)		1.48%	1.51%	1.44%	1.43%	1.66%
After expense waiver and/or reimbursement	1.00%(4)		1.00%	1.00%	1.00%	1.00%	1.23% (5)
Ratio of net investment income (loss) to average net assets:
Before expense waiver and/or reimbursement	(0.18)%(4)		(0.12)%	(0.05)%	(0.12)%	(0.14)%	(0.15)%
After expense waiver and/or reimbursement	0.22%(4)		0.36%	0.46%	0.32%	0.29%	0.28% (5)
Portfolio turnover rate	11%(3)		17%	12%	14%	18%	18%

(1)

Effective upon the close of business on July 29, 2016, the LKCM Aquinas Growth Fund and the LKCM Aquinas Small Cap Fund were reorganized into the LKCM Aquinas Value Fund and the Fund was renamed the LKCM Aquinas Catholic Equity Fund. Activity after July 29, 2016 reflects the Funds’ combined operations.

(2)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.
(3)	Not annualized.
(4)	Annualized.
(5)

Effective August 1, 2016, the Fund’s investment adviser contractually agreed to lower the expense cap for the Fund from 1.50% to 1.00% of the Fund’s average daily net assets and the fees charged under the Fund’s Rule 12b-1 plan changed from 0.25% per annum to 0.10% per annum as of August 1, 2016.

The accompanying notes are an integral part of these financial statements.

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LKCM FUNDS
NOTES TO THE FINANCIAL STATEMENTS (UNAUDITED)
June 30, 2021

A.    Organization and Significant Accounting Policies:    LKCM Funds (the “Trust”) is registered under the Investment Company Act of 1940 (“1940 Act”) as an open-end, management investment company. The Trust was organized as a Delaware statutory trust on February 10, 1994 and consists of seven diversified series as of June 30, 2021, one of which is presented herein: the LKCM Aquinas Catholic Equity Fund (the “Fund”). On July 11, 2005, the LKCM Aquinas Funds acquired the assets and assumed the liabilities of the Aquinas Funds. Effective upon the close of business on July 29, 2016, the LKCM Aquinas Small Cap Fund and the LKCM Aquinas Growth Fund reorganized into the LKCM Aquinas Value Fund, which changed its name immediately thereafter to the LKCM Aquinas Catholic Equity Fund and its investment strategies and expenses, including the expense limitation agreement, changed to the investment strategies and expenses, including the expense limitation agreement, of the LKCM Aquinas Catholic Equity Fund. The Fund is subject to expenses pursuant to the Rule 12b-1 plan described in Note B. The Fund charges a 1% redemption fee for redemptions of Fund shares held for less than 30 days, unless otherwise determined by the Fund in its discretion.

The LKCM Aquinas Catholic Equity Fund seeks to maximize long-term capital appreciation, while incorporating Catholic values investing principles in the investment process. The LKCM Aquinas Catholic Equity Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies that Luther King Capital Management Corporation (the “Adviser”) believes are likely to have above-average growth in revenue and/or earnings, above-average returns on shareholders’ equity, potential for above-average capital appreciation, and/or companies the Adviser believes have attractive relative valuations.

The Fund practices socially responsible investing within the framework provided by the United States Conference of Catholic Bishops’ Socially Responsible Investment Guidelines (the “Guidelines”). The Fund’s investment approach incorporates the Guidelines through a combination of screening portfolio companies based on criteria set forth in the Guidelines, dialogue with companies whose policies and practices may conflict with the Guidelines, and/or potentially excluding from the Fund’s portfolio the securities of those companies that are unwilling to alter their policies and practices over a reasonable period of time. The Adviser monitors companies selected for the Fund for policies on various issues contemplated by the Guidelines. If the Fund invests in a company whose policies and practices are inconsistent with the Guidelines, the Adviser may attempt to influence the company, sell the company’s securities or otherwise exclude future investments in such company.

The following is a summary of significant accounting policies followed by the Fund in preparation of the financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946, Investment Companies.

1.    Security Valuation:    Equity securities listed or traded on a U.S. securities exchange for which market quotations are readily available are valued at the last quoted sale price on the exchange on which the security is primarily traded. Nasdaq Global Market securities are valued at the Nasdaq Official Closing Price (“NOCP”). Unlisted U.S. equity securities and listed U.S. equity securities not traded on a particular valuation date are valued at the mean of the most recent quoted bid and ask price on the relevant exchanges or markets. Equity securities listed on a foreign exchange for which market quotations are readily available are valued at the last quoted sales price on the exchange on which the security is primarily traded. Debt securities are normally valued at the mean of the closing bid and ask price and/or by using a combination of broker quotations or evaluated prices provided by an independent pricing service. Futures and options on futures are valued at the settlement prices established each day on the principal exchange on which they are traded. Forward contracts are valued based on the forward rate using information provided by an independent pricing service. Other assets and securities for which no market or broker quotations or evaluated prices are readily available are valued in good faith at fair value using guidelines approved by the Board of Trustees. The Board of Trustees has established policies and procedures that authorize the Adviser to fair value a security in good faith under certain circumstances. The Fund may use prices provided by independent pricing services to assist in the fair valuation of the Fund’s portfolio securities.

The Trust has adopted accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability. These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and “unobservable inputs” reflect an entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized in the three broad levels listed below.

Level 1	–	Quoted unadjusted prices for identical instruments in active markets to which the Trust has access at the date of measurement.

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Level 2	–	Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

Level 3	–	Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Trust’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. As of June 30, 2021, the Fund’s assets carried at fair value were classified as follows:

LKCM Aquinas Catholic Equity Fund

Description	Level 1	Level 2	Level 3	Total
Common Stocks	$58,399,375	$—	$—	$58,399,375
Short-Term Investment	1,673,280	—	—	1,673,280

Total Investments*	$60,072,655	$—	$—	$60,072,655

*	Additional information regarding the industry classifications of these investments is disclosed in the Schedule of Investments.

2.    Federal Income Taxes:    The Fund has elected to be treated as a “regulated investment company” under Subchapter M of the Internal Revenue Code and the Fund intends to distribute all of its investment company net taxable income and net capital gains to shareholders. Therefore, no federal income tax provision is recorded.

3.    Distributions to Shareholders:    The Fund generally intends to declare and pay income dividends and distribute net capital gain, if any, at least on an annual basis.

4.    Foreign Securities:    Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of U.S. issuers. These risks include devaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and securities of the U.S. government.

5.    Expense Allocation:    Expenses incurred by the Funds in the Trust are allocated among the Funds based upon (i) relative average net assets, (ii) a specific identification basis as incurred, or (iii) evenly among the Funds, depending on the nature of the expense.

6.    Use of Estimates:    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

7.    Guarantees and Indemnifications:    In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims against the Fund that have not yet occurred. Based on experience, the Fund expects the risk of loss to be remote.

8.    Security Transactions and Investment Income:    Security and shareholder transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Dividend income and dividends and distributions to shareholders are recorded on the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable jurisdiction’s tax rules and rates. Interest income is recognized on the accrual basis. All discounts and premiums are amortized based on the effective interest method for tax and financial reporting purposes. The Fund may hold the securities of real estate investment trusts (“REITs”). Distributions from such investments may include income, capital gains and return of capital.

9.    Other:    Distributions from net investment income and realized capital gains are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the consolidated financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share.

10.    Restricted and Illiquid Securities:    The Fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale including investments considered by the Fund to be illiquid. Restricted securities generally may be resold in transactions exempt from registration. Illiquid investments are investments that the Fund reasonably expects cannot be sold or disposed of in current market conditions within seven calendar days or less in the ordinary course of business without the sale or disposition significantly changing the market value of the investment. A security may be considered illiquid if it lacks a readily

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available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

B.    Investment Advisory and Other Agreements:    The Adviser serves as the investment adviser to the Fund under an Investment Advisory Agreement (the “Agreement”). The Adviser receives a fee, computed daily and payable quarterly, at the annual rate presented below as applied to the Fund’s average daily net assets. The Adviser has contractually agreed to waive all or a portion of its management fee and/or reimburse expenses of the Fund through May 1, 2022 in order to limit the Fund’s operating expenses to the annual cap rate identified below. This expense limitation excludes interest, taxes, brokerage commissions, indirect fees and expenses relating to investments in other investment companies, including money market funds, and extraordinary expenses.

For the six months ended June 30, 2021, the Adviser waived the following management fees and/or reimbursed expenses to meet its expense cap obligations:

LKCM Aquinas Catholic Equity Fund
Annual Management Fee Rate	0.90%
Annual Cap on Expenses	1.00%
Fees Waived and/or Expenses Reimbursed for the Six Months Ended June 30, 2021	$112,180

The Trust reimburses the Adviser for a portion of compensation paid to the Trust’s Chief Compliance Officer. This compensation is reported as part of the “Trustees fees and officer compensation” expense on the Statement of Operations.

U.S. Bancorp Fund Services, LLC (“U.S. Bancorp”), doing business as U.S. Bank Global Fund Services, serves as transfer agent and administrator for the Fund and serves as accounting services agent for the Fund. U.S. Bank, N.A. serves as custodian for the Fund.

Distribution services are performed pursuant to a distribution contract with Quasar Distributors, LLC (“Quasar”), the Trust’s principal underwriter.

On July 7, 2021, Foreside Financial Group, LLC (“Foreside”), the parent company of Quasar, announced that it had entered into a definitive purchase and sale agreement with an affiliate of Genstar Capital (“Genstar”) pursuant to which Genstar would acquire a majority stake in Foreside (the “Transaction”). The Transaction is deemed to constitute a change in control of Foreside under the 1940 Act. As a result, the Transaction, which is expected to close at the end of the third quarter of 2021, will result in the assignment and termination of the distribution contract with Quasar. Quasar is expected to remain the Fund’s distributor after the close of the Transaction, subject to approval of the Board of Trustees of a new distribution agreement between the Fund, Quasar and the Adviser.

The Trust has adopted a Rule 12b-1 plan for the Fund, under which the Fund may pay an annualized fee of up to 1.00% of its average daily net assets for distribution and other services. However, the Board of Trustees has currently only authorized an annual fee of 0.10% of the average daily net assets for the Fund. Prior to August 1, 2016, the Fund assessed an annual Rule 12b-1 fee of 0.25% of the average daily net assets for the Fund. For the period ended June 30, 2021, fees incurred by the Fund pursuant to the 12b-1 Plan were $28,209.

C.    Fund Shares:    At June 30, 2021, there was an unlimited number of shares of beneficial interest, no par value, authorized for the Fund. The following table summarizes the activity in shares of the Fund:

	Six Months Ended June 30, 2021		Year Ended December 31, 2020
	Shares	Amount	Shares	Amount
Shares sold	74,018	$1,417,925	131,291	$2,112,948
Shares issued to shareholders in reinvestment of distributions	—	—	188,041	3,279,433
Shares redeemed	(146,609)	(2,748,434)	(396,131)	(6,055,975)
Redemption fee		8		224

Net decrease	(72,591)	$(1,330,501)	(76,799)	$(663,370)

Shares Outstanding:
Beginning of period	3,071,731		3,148,530

End of period	2,999,140		3,071,731

D.    Security Transactions:    Purchases and sales of investment securities, other than short-term investments, for the Fund for the six months ended June 30, 2021 were as follows:

Purchases		Sales
U.S. Government	Other	U.S. Government	Other
$—	$6,017,440	$—	$7,764,328

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E.    Tax Information:    At December 31, 2020, the components of accumulated earnings (losses) on a tax basis for the Fund were as follows:

Tax cost	$23,772,135

Gross unrealized appreciation	$30,176,537
Gross unrealized depreciation	—

Net unrealized appreciation	$30,176,537

Undistributed ordinary income	$5,437
Undistributed long-term capital gain	1,082,554

Distributable earnings	$1,087,991

Other accumulated losses	$—

Total distributable earnings	$31,264,528

To the extent the Fund realizes future net capital gains, taxable distributions will be reduced by any unused capital loss carryforwards as permitted by the Internal Revenue Code. At December 31, 2020, the Fund had no capital loss carryforwards.

The tax components of dividends paid during the periods shown below for the Fund were as follows:

	Six Months Ended June 30, 2021		Year Ended December 31, 2020
	Ordinary Income	Long-Term Capital Gains	Ordinary Income	Long-Term Capital Gains
LKCM Aquinas Catholic Equity Fund	$—	$—	$169,007	$3,239,217

The Fund designated earnings and profits distributed to shareholders upon the redemption of shares during 2020 in determining undistributed net capital gains as of December 31, 2020.

The Trust has adopted financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The Trust has reviewed all open tax years and major jurisdictions and concluded that there is no impact on the Fund’s financial position or results of operations. Tax years that remain open to examination by major tax jurisdictions include tax years ended December 31, 2017 through December 31, 2020. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on tax returns as of December 31, 2020. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. If applicable, the Fund would recognize interest accrued related to unrecognized tax benefits in “interest expense” and penalties in “other expense” on the statement of operations.

F.    Other Matters:    The global outbreak of COVID-19 and the ensuing pandemic has adversely impacted global economic and commercial activity and has contributed to significant volatility and uncertainty in global financial markets. The global impact of the COVID-19 pandemic continues to rapidly evolve and its long-term implications for economies, markets, sectors, industries and issuers remains uncertain. The financial and operational performance of the issuers of securities in which the Fund invests depends upon future developments with respect to the COVID-19 pandemic, including, without limitation, the scope, duration and spread of COVID-19 as well as the development, efficacy and administration of COVID-19 vaccines, and such future developments and uncertainties with respect thereto may adversely affect, among other things, the value and liquidity of the Fund’s investment, the Fund’s ability to satisfy redemption requests, and Fund’s financial and operational performance.

G.    Accounting Pronouncement:     In December 2020, the SEC adopted a new rule providing a framework for fund valuation practices (“Rule 2a-5”). Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 will permit fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security. In connection with Rule 2a-5, the SEC also adopted related recordkeeping requirements and is rescinding previously issued guidance, including with respect to the role of a board in determining fair value and the accounting and auditing of fund investments. The Fund will be required to comply with the rules by September 8, 2022. Management is currently assessing the potential impact of Rule 2a-5 on the Fund’s financial statements.

H.    Subsequent Events:    In preparing these financial statements, management has evaluated the Fund’s related events and transactions that occurred subsequent to June 30, 2021 through the date the financial statements were issued and has determined that there were no significant subsequent events requiring recognition or disclosure in the financial statements.

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LKCM AQUINAS CATHOLIC EQUITY FUND
ADDITIONAL INFORMATION
June 30, 2021 (Unaudited)

Availability of Proxy Voting Information:    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities, as well as information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available without charge, upon request, by calling toll-free 1-800-423-6369 or on the SEC website at http://www.sec.gov.

The actual voting records relating to portfolio securities during the twelve month period ended June 30 (as filed with the SEC on Form N-PX) are available without charge, upon request, by calling the Fund toll free at 1-800-423-6369 or by accessing the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedule:    The Fund files a complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Part F of Form N-PORT. The Fund’s Part F of Form N-PORT is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-732-0330. The Fund’s Part F of Form N-PORT may also be obtained by calling toll-free 1-800-423-6369.

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RENEWAL OF INVESTMENT ADVISORY AGREEMENT

WITH RESPECT TO LKCM AQUINAS CATHOLIC EQUITY FUND

Introduction. At a meeting held on February 24, 2021, the Board of Trustees of LKCM Funds, including the independent Trustees (the “Board”), approved the renewal of the Investment Advisory Agreement (the “Agreement”) between Luther King Capital Management Corporation (“LKCM”) and LKCM Funds, on behalf of the LKCM Aquinas Catholic Equity Fund (the “Fund”).

In voting to approve the renewal of the Agreement, the Board considered information furnished throughout the year at regularly scheduled Board meetings, as well as information prepared specifically in connection with the annual renewal process. The Board also considered the overall fairness of the Agreement and factors it deemed relevant with respect to the Fund, including, but not limited to: (1) the nature, extent and quality of the services provided to the Fund; (2) the performance of the Fund as compared to a relevant benchmark and peer group of funds compiled by Lipper, Inc. (“Lipper”); (3) the contractual advisory fee rate, actual advisory fee rate and net expense ratio of the Fund and how those compared to a peer group of funds compiled by Broadridge Financial Solutions, Inc. (“Broadridge”); (4) the costs of services provided to the Fund and the profitability of LKCM with respect to such services; (5) the extent to which economies of scale would be realized by LKCM as the Fund grows and whether the fee levels reflect economies of scale for the benefit of investors; and (6) any other benefits derived by LKCM from its relationship with the Fund. The Board did not identify any single factor or item of information as controlling, and each Board member may have accorded different weights to the various factors in reaching his conclusions with respect to the Agreement.

In considering the renewal of the Agreement, the Board requested and considered a broad range of information provided by LKCM, including, but not limited to, the Fund’s Catholic values investing mandate, reports relating to the Fund’s performance and expenses, certain portfolio compliance policies and the background and experience of the portfolio managers. In addition, the Board considered a memorandum from its legal counsel regarding the Board’s legal duties in considering the renewal of the Agreement. The Board also meets each quarter to review the Fund’s performance and expenses and various aspects of the Fund’s operations.

Nature, Extent and Quality of Services. The Board reviewed and considered the nature, extent and quality of the advisory services provided by LKCM to the Fund under the Agreement. The Board considered that LKCM was established in 1979 and provides investment management services to private funds, foundations, endowments, pension plans, trusts, estates, high net worth individuals and other clients. The Board recognized that LKCM is responsible for managing the Fund, including identifying investments for the Fund, monitoring the Fund’s investment program, executing trades and overseeing the Fund’s performance and compliance with applicable rules and regulations and the Fund’s investment policies. The Board considered LKCM’s financial resources, insurance coverage, culture of compliance and compliance operations that support the Fund. The Board also considered LKCM’s representation that it has invested considerable resources into the firm and its personnel to augment investment management and client service. The Board reviewed information regarding the portfolio managers and other key personnel who provide services to the Fund and considered LKCM’s representation that the firm historically has experienced low personnel turnover. The Board also considered LKCM’s representation that the firm has implemented a compensation structure designed to attract and retain highly qualified investment professionals.

The Board also reviewed the compliance services provided to the Fund by LKCM, including LKCM’s oversight of the Fund’s day-to-day operations. The Board considered the quality of LKCM’s compliance personnel. In addition, the Board considered LKCM’s summary of its oversight of the Fund’s key service providers. The Board also considered LKCM’s description of its best execution practices and noted LKCM’s representation that its soft-dollar and commission-sharing arrangements for client transactions (including those for the Fund) comply with the requirements of the safe harbor provided by Section 28(e) of the Securities Exchange Act of 1934, as amended.

Performance of the Fund. The Board considered the performance of the Fund compared to the Fund’s benchmark index, the S&P 500 Index (“benchmark”), a peer group of funds compiled by Broadridge and Lipper, and a Lipper peer group index (“Lipper Index”) for various time periods ended December 31, 2020. The Board noted that, in 2016, upon the closing of the reorganizations of the LKCM Aquinas Small Cap Fund and LKCM Aquinas Growth Fund into the Fund (the “Reorganization”), the Fund’s name, investment strategies, expenses, benchmark index and Lipper index changed and considered this in reviewing the Fund’s longer-term performance against its current benchmark and Lipper Index. The Board also considered LKCM’s discussion of the Fund’s performance.

The Board noted that the Fund outperformed its current benchmark for the one-year and three-year periods, but underperformed its benchmark for the five-year, ten-year and since-inception periods. The Board also noted that the Fund outperformed its Lipper Index for the one-year, three-year and five-year periods, but underperformed its Lipper Index for the ten-year and since-inception periods. In considering the comparative performance data, the Board noted that the Fund is managed in accordance with its Catholic values investing guidelines, which restrict the Fund’s investments and generally are not applicable to the benchmark or the funds included in the Lipper Index. The Board noted LKCM’s representation that the Fund’s stringent investment criteria and value investing strategy prior to the Reorganization contributed to longer-term underperformance. The Board also considered certain additional factors cited by LKCM as contributing to or detracting from the Fund’s performance during the prior year.

Fees and Expenses. The Board considered the contractual advisory fee rate, effective advisory fee rate (the contractual advisory fee rate net of fee waivers and/or expense reimbursements), total expense ratio and net expense ratio (the total expense ratio, including Rule 12b-1 fees and non-Rule 12b-1 service fees, after fee waivers and/or expense reimbursements) of the Fund. The Board also

18

considered that LKCM had contractually agreed to continue the current fee waiver and expense cap in effect for the Fund through May 1, 2021, and that LKCM intends to propose at the upcoming Board meeting that it will contractually agree to continue the current fee waiver and expense cap for the Fund through May 1, 2022.

The Board compared the Fund’s contractual advisory fee rate, effective advisory fee rate and net expense ratio to a category of similar funds compiled by Broadridge (“Expense Group”) and a broader category comprised of the Fund, the Expense Group and other similar retail funds (“Expense Universe”). The Broadridge reports did not include a comparison of the Fund’s contractual advisory fee rate relative to the Expense Universe. For the Expense Group, contractual advisory fee rates were compared at the Fund’s net asset level. The first quartile in an Expense Group and Expense Universe represents those funds with the lowest fees or expenses.

The Board noted that the Fund’s contractual advisory fee rate was in the third quartile of its Expense Group and the Fund’s effective advisory fee rate was in the first quartile of its Expense Group and Expense Universe. The Board also considered that the Fund’s net expense ratio was in the second quartile of its Expense Group and third quartile of its Expense Universe. In this case, the Fund’s contractual advisory fee rate was higher than the median of its Expense Group, its effective advisory fee rate was lower than the median of its Expense Group and Expense Universe, and its net expense ratio was equal to the median of its Expense Group and higher than the median of its Expense Universe.

The Board considered that, although the Fund’s contractual advisory fee rate was higher than those of its peers, the expense cap arrangements caused the Fund’s effective advisory fee rate to be lower than, or in line with, those of its peers.

Costs, Profitability and Economies of Scale. The Board considered LKCM’s costs in rendering services to the Fund and the profitability of LKCM. The Board reviewed the fees paid by the Fund to LKCM for the last three calendar years. The Board also reviewed the estimated profit and loss statement provided by LKCM for the past calendar year, before and after any distribution payments made by LKCM. The Board noted that, during the year, LKCM had invested significant resources to cap the Fund’s net expense ratio and facilitate the distribution of the Fund. With respect to economies of scale, the Board considered that the Fund generally benefits from a competitive effective advisory fee rate and net expense ratio despite not having reached an asset size at which economies of scale traditionally would be considered to exist. The Board also considered that, while there are no breakpoints in the Fund’s advisory fee rate schedule, LKCM waives fees and/or reimburses expenses to maintain the Fund’s effective advisory fee rate and net expense ratio at a competitive level.

Benefits Derived by LKCM from Its Relationship with the Fund. The Board requested and considered information regarding the potential fall-out benefits to LKCM from its association with the Fund. The Board noted that LKCM believes that both LKCM and the Fund benefit from LKCM’s soft-dollar and commission-sharing arrangements, which enhance the level of research that LKCM performs on the Fund’s portfolio companies. The Board also noted that LKCM believes its relationship with the Fund provides an indirect benefit to both parties in the form of enhanced recognition among institutional and other investors, consultants and other members of the financial community. The Board considered the indirect benefits to LKCM of this recognition, in the form of additional clients with separately managed portfolios or subadvisory relationships with other mutual funds, which also may attract additional investors to the Fund.

Conclusion. Based on its evaluation of these and other factors, the Board: (1) concluded that the fees paid to LKCM under the Agreement are fair and reasonable; (2) determined that shareholders would benefit from LKCM’s continued management of the Fund; and (3) approved the renewal of the Agreement.

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ANNUAL REPORT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM

Pursuant to Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), LKCM Funds (the “Trust”) has adopted a liquidity risk management program (“Program”). The Program sets forth the Trust’s policies and procedures with respect to the management of liquidity risk for the separate series of the Trust (each, a “Fund”). Liquidity risk is generally defined as the risk that a Fund could not meet a request to redeem shares issued by the Fund without significant dilution of the interest of the remaining shareholders of the Fund.

As required by the Liquidity Rule, the Program addresses: (1) the assessment, management and periodic review of each Fund’s liquidity risk; (2) the liquidity classification of each Fund’s portfolio investments as a highly liquid, moderately liquid, less liquid or illiquid investment; (3) the determination of a highly liquid investment minimum (“HLIM”) for a Fund that does not primarily hold highly liquid investments, and procedures to respond to a shortfall in a Fund’s HLIM; (4) a limitation on each Fund’s investment in illiquid investments of 15% of the Fund’s net assets; and (5) redemptions in kind.

The Trust’s board of trustees (“Board”) has reviewed and approved the Program. The Board has designated Luther King Capital Management Corporation (“LKCM”), the Trust’s investment adviser, as the Program administrator (“Administrator”) with responsibility for administering the Program.

At a meeting of the Board held on May 25, 2021, the Board reviewed a written report (“Report”) from the Administrator addressing the operation of the Program and assessing the adequacy and effectiveness of its implementation, for the period April 1, 2020 through March 31, 2021 (the “Reporting Period”). The Report reflected that each Fund was invested primarily in highly liquid assets and had sufficient cash flows to manage its liquidity requirements, and no liquidity events impacting a Fund’s ability to timely meet redemption requests occurred during the Reporting Period. The Report stated that no material changes had been made to the Program during the Reporting Period, and concluded that the Program continues to be adequate and effective in managing the Funds’ liquidity risks and otherwise maintaining compliance with the Liquidity Rule.

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LKCM FUNDS

PRIVACY NOTICE

Our Commitment to Your Privacy

At LKCM Funds, we are committed to safeguarding the confidentiality and privacy of nonpublic personal information about our current and former shareholders. This privacy notice describes the types of nonpublic personal information we collect about you and the sources through which we obtain this information, the purposes for which we obtain and use your nonpublic information, and the policies and procedures we have implemented to protect the privacy of your nonpublic personal information.

How We Protect Your Nonpublic Personal Information

Protecting your nonpublic personal information is an important priority at LKCM Funds. Accordingly, we have implemented policies and procedures designed to safeguard your nonpublic personal information, such as your tax identification number, account and investment history, account numbers, account balances and nonpublic contact information, from unauthorized access or use. Pursuant to these policies and procedures, we maintain various physical, technological, and administrative safeguards to protect the security and confidentiality of your nonpublic personal information, and we adapt these safeguards to respond to evolving technological and other standards.

We do not disclose nonpublic personal information about you to non-affiliated firms, organizations or individuals except as authorized by you or your representatives or as required or permitted by law. We may disclose nonpublic personal information about you to nonaffiliated third parties, such as custodians, brokers, auditors, accountants, and systems and administrative service providers, in connection with the services we provide to you or on your behalf. When we provide nonpublic personal information about you to nonaffiliated third parties for these purposes, we expect them to safeguard your nonpublic personal information, use your nonpublic personal information only for the intended purposes and otherwise abide by applicable law.

How We Obtain Your Nonpublic Personal Information

We collect nonpublic personal information about you from various sources, including documents, new account applications and other information that you or your representatives, custodians, attorneys, accountants or similar parties provide to us, communications that we have with you or your representatives, custodians, attorneys, accountants or similar parties, and documents and other information related to your accounts or investment experience with us.

Please do not hesitate to contact Jacob D. Smith, our Chief Compliance Officer, if you have any questions regarding this privacy notice or the measures we have implemented to protect the privacy of your nonpublic personal information.

U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, WI 53201-0701

LKCM FUNDS

P.O. Box 701

Milwaukee, WI 53201-0701

Officers and Trustees
J. Luther King, Jr., CFA, CIC Trustee, President and Chief Executive Officer	Richard J. Howell Trustee	Richard Lenart Secretary & Treasurer

Paul W. Greenwell Vice President	Larry J. Lockwood Chairman of the Board of Trustees	Jacob D. Smith Chief Financial Officer Chief Compliance Officer

Steven R. Purvis, CFA Trustee, Vice President	Mauricio Rodriguez Trustee

Investment Adviser
Luther King Capital Management Corporation 301 Commerce Street, Suite 1600 Fort Worth, TX 76102
Administrator, Transfer Agent, Dividend Paying Agent & Shareholder Servicing Agent
U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, WI 53201-0701
Custodian
U.S. Bank, N.A. 1555 N. River Center Drive, Suite 302 Milwaukee, WI 53212
Independent Registered Public Accounting Firm
Deloitte & Touche LLP 555 E. Wells St., Suite 1400 Milwaukee, WI 53202
Distributor
Quasar Distributors, LLC 111 East Kilbourn Avenue, Suite 2200 Milwaukee, WI 53202

(b) Not applicable.

Item 2. Code of Ethics.

Not applicable for Semi-Annual Reports.

Item 3. Audit Committee Financial Expert.

Not applicable for Semi-Annual Reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for Semi-Annual Reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a) The Schedules of Investments are included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b) Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)

The registrant’s President and Chief Financial Officer have reviewed the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed in this report is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the registrant in reports that it files or submits on Form N-CSR is accumulated and communicated to the registrant’s management, including its principal executive and financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)

(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	LKCM Funds

By (Signature and Title)	/s/ J. Luther King, Jr.
J. Luther King, Jr., President

Date	09/03/2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ J. Luther King, Jr.
J. Luther King, Jr., President

Date	09/03/2021

By (Signature and Title)	/s/ Jacob D. Smith
Jacob D. Smith, Chief Financial Officer

Date	09/03/2021